Exhibit 99.2

Supplemental
Disclosure

Quarter ended September 30, 2025

BRIXMOR® Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended September 30, 2025

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA & Reconciliation of Debt Obligations, Net to Net Principal Debt	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Obligations	14
Covenant Disclosure	15
Investment Summary
Acquisitions	17
Dispositions	18
Anchor Space Repositioning Summary	19
Outparcel Development Summary	20
Redevelopment Summary	21
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	26
Portfolio Composition	27
Top Forty Retailers Ranked by ABR	28
New & Renewal Lease Summary	29
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	30
Lease Expiration Schedule	31
Major CBSA Detail	32
Properties by State	35
Property List	36

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com; follow Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor, Facebook at https://www.facebook.com/Brixmor, Instagram at https://www.instagram.com/brixmorpropertygroup, and YouTube at https://www.youtube.com/user/Brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other periodic filings with the SEC. The forward looking statements speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.

Supplemental Disclosure - Three Months Ended September 30, 2025

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included and all signed leases on space that will be vacated by existing tenants in the near term are excluded.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.
References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) before non-controlling interests to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (calculated in accordance with GAAP) before non-controlling interests excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. Net Principal Debt to Adjusted EBITDA, current quarter annualized and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated as Net Principal Debt divided by quarterly annualized Adjusted EBITDA or trailing twelve month Adjusted EBITDA, respectively. EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Generally Accepted Accounting Principles ("GAAP")	GAAP refers to a common set of United States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date, excluding all signed leases on space that will be vacated by existing tenants in the near term.

Local Tenants	Single-state operators with fewer than 20 locations.

Major Tenants	Any grocer and all national / regional anchor tenants.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (calculated in accordance with GAAP) excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent Before Tenant Specific Landlord Work	Average ABR PSF over the lease term adjusted for tenant improvements and allowances (excluding base building costs) and third-party leasing commissions. For purposes of calculating net effective rent before tenant specific landlord work, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) to NOI is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) depreciation and amortization, (vi) impairment of real estate assets, (vii) general and administrative expense, and (viii) other income and expense (including interest expense and gain on sale of real estate assets).

Net Principal Debt
Debt obligations, net, calculated in accordance with GAAP, excluding net unamortized premium or discount and deferred financing fees less cash, cash equivalents, and restricted cash. A reconciliation of debt obligations, net to Net Principal Debt is provided on page 7.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third-party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Property Group Inc. held by the non-controlling interest holders.

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 1

GLOSSARY OF TERMS				↩ Table of Contents

Term	Definition
PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising, and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Same Property NOI is provided on page 11.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

	Number of Properties in Same Property NOI Analysis:	Three Months Ended 9/30/25	Nine Months Ended 9/30/25

	Total properties in Brixmor Property Group portfolio	354	354
	Acquired properties excluded from Same Property NOI	(7)	(8)
	Additional exclusions (1)	(6)	(7)
	Same Property NOI pool (2)	341	339

(1) Additional exclusions for the three months ended September 30, 2025 and 2024 include three properties that were subject to partial dispositions in 2024 and three properties that were subject to partial dispositions in 2025. Additional exclusions for the nine ended September 30, 2025 and 2024 include four properties that were subject to partial dispositions in 2024 and three properties that were subject to partial dispositions in 2025.
(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. One outparcel acquired in 2024 and one land parcel acquired in 2025 are excluded from the Same Property NOI pool for the three and nine months ended September 30, 2025 and 2024.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Secured Overnight Financing Rate ("SOFR")	SOFR is a benchmark interest rate for dollar-denominated derivatives and loans that replaced the London Interbank Offered Rate ("LIBOR").

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months, are useful to investors in measuring its operating performance because they exclude items included in net income (calculated in accordance with GAAP) before non-controlling interests that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income (calculated in accordance with GAAP) that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income (calculated in accordance with GAAP) that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the Company's captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed New Development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Nine Months Ended
Summary Financial Results	9/30/25	9/30/24	9/30/25	9/30/24
Total revenues (page 6)	$ 340,843	$ 320,682	$ 1,017,847	$ 956,612
Net income attributable to Brixmor Property Group Inc. (page 6)	94,235	96,840	249,103	255,870
Net income attributable to Brixmor Property Group Inc. per diluted share (page 6)	0.31	0.32	0.81	0.84
NOI (page 10)	241,073	230,295	721,398	693,962
EBITDA (page 7)	254,809	247,695	728,519	696,470
EBITDAre (page 7)	230,866	216,540	685,751	653,639
Adjusted EBITDA (page 7)	230,866	216,340	686,069	653,216
Cash Adjusted EBITDA (page 7)	216,042	206,498	647,569	624,293
Nareit FFO (page 8)	172,287	159,180	514,869	486,425
Nareit FFO per diluted share (page 8)	0.56	0.52	1.67	1.60
Items that impact FFO comparability, net per share (page 8)	0.00	0.00	(0.00)	0.00
Dividends declared per share (page 8)	0.2875	0.2725	0.8625	0.8175
Dividend payout ratio (as % of Nareit FFO) (page 8)	51.1%	51.7%	51.3%	50.7%

	Three Months Ended
Summary Operating and Financial Ratios	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24
NOI margin (page 10)	74.1%	74.3%	74.0%	72.9%	74.4%
Same property NOI performance (page 11) (1)	4.0%	3.8%	2.8%	4.7%	4.1%
Fixed charge coverage, current quarter annualized (page 13)	4.1x	4.2x	4.2x	4.0x	3.9x
Fixed charge coverage, trailing twelve months (page 13)	4.1x	4.1x	4.0x	4.0x	4.1x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (page 7) (2)	5.6x	5.5x	5.5x	5.7x	5.7x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (page 7) (2)	5.7x	5.6x	5.7x	5.7x	5.7x

Outstanding Classes of Stock	As of 9/30/25	As of 6/30/25	As of 3/31/25	As of 12/31/24	As of 9/30/24
Common shares outstanding (page 13)	306,100	306,100	306,060	305,492	302,063

	Three Months Ended
Summary Acquisitions and Dispositions	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24
Aggregate purchase price of acquisitions (page 17)	$ 223,000	$ —	$ 3,100	$ 211,835	$ 63,925
Aggregate sale price of dispositions (page 18)	81,197	22,350	22,750	69,300	73,760
NOI adjustment for acquisitions and dispositions, net (3)	(811)

Summary Portfolio Statistics (4)	As of 9/30/25	As of 6/30/25	As of 3/31/25	As of 12/31/24	As of 9/30/24
Number of properties (page 26)	354	360	361	363	360
Percent billed (page 26)	90.2%	89.7%	90.0%	91.4%	91.9%
Percent leased (page 26)	94.1%	94.2%	94.1%	95.2%	95.6%
ABR PSF (page 26)	$ 18.48	$ 18.07	$ 17.94	$ 17.66	$ 17.44
New lease rent spread (page 29)	30.5%	43.8%	47.5%	34.4%	31.8%
New & renewal lease rent spread (page 29)	17.8%	24.2%	20.5%	21.0%	21.8%
Total - new, renewal & option lease rent spread (page 29)	12.8%	19.4%	15.0%	16.1%	15.9%
Total - new, renewal & option GLA (page 29)	2,638,011	2,465,322	2,247,394	2,531,648	2,073,869

2025 Guidance	Current	Previous (at 7/28/25)	YTD
Nareit FFO per diluted share	$2.23 - $2.25	$2.22 - $2.25	$1.67
Same property NOI performance	3.90% - 4.30%	3.90% - 4.30%	3.5%

(1) Reflects same property NOI as reported for the specified period.
(2) Net Principal Debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2025

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	9/30/25	12/31/24
Assets
Real estate
Land	$1,835,928	$1,834,814
Buildings and tenant improvements	9,206,437	8,895,571
Construction in progress	93,001	152,260
Lease intangibles	524,966	526,412
	11,660,332	11,409,057
Accumulated depreciation and amortization	(3,560,508)	(3,410,179)
Real estate, net	8,099,824	7,998,878
Cash and cash equivalents	331,544	377,616
Restricted cash	44,962	1,076
Marketable securities	21,691	20,301
Receivables, net, including straight-line rent receivables of $234,299 and $208,785, respectively	306,179	281,947
Deferred charges and prepaid expenses, net	174,151	167,080
Real estate assets held for sale	7,408	4,189
Other assets	63,494	57,827
Total assets	$9,049,253	$8,908,914

Liabilities
Debt obligations, net	$5,493,420	$5,339,751
Accounts payable, accrued expenses and other liabilities	592,836	585,241
Total liabilities	6,086,256	5,924,992

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
315,227,002 and 314,619,008 shares issued and 306,100,010 and 305,492,016
shares outstanding	3,061	3,055
Additional paid-in capital	3,432,972	3,431,043
Accumulated other comprehensive income	1,895	8,218
Distributions in excess of net income	(475,197)	(458,638)
Total stockholders' equity	2,962,731	2,983,678
Non-controlling interests	266	244
Total equity	2,962,997	2,983,922
Total liabilities and equity	$9,049,253	$8,908,914

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/25	9/30/24	9/30/25	9/30/24
Revenues
Rental income	$340,618	$319,989	$1,017,256	$955,065
Other revenues	225	693	591	1,547
Total revenues	340,843	320,682	1,017,847	956,612

Operating expenses
Operating costs	38,891	36,442	117,979	110,518
Real estate taxes	45,455	42,902	133,907	120,659
Depreciation and amortization	103,234	94,829	312,108	278,065
Impairment of real estate assets	16,075	5,863	16,075	11,143
General and administrative	26,772	30,250	84,038	88,430
Total operating expenses	230,427	210,286	664,107	608,815

Other income (expense)
Dividends and interest	1,191	5,289	4,087	15,798
Interest expense	(56,680)	(55,410)	(165,173)	(160,553)
Gain on sale of real estate assets	40,018	37,018	58,843	53,974
Gain (Loss) on extinguishment of debt, net	—	273	(296)	554
Other	(703)	(726)	(2,076)	(1,700)
Total other expense	(16,174)	(13,556)	(104,615)	(91,927)

Net income	94,242	96,840	249,125	255,870
Net income attributable to non-controlling interests	(7)	—	(22)	—
Net income attributable to Brixmor Property Group Inc.	$94,235	$96,840	$249,103	$255,870

Net income attributable to Brixmor Property Group Inc. per common share:
Basic	$0.31	$0.32	$0.81	$0.84
Diluted	$0.31	$0.32	$0.81	$0.84
Weighted average shares:
Basic	307,193	302,676	307,132	302,518
Diluted	308,084	303,608	307,974	303,377

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 6

EBITDA & RECONCILIATION OF DEBT OBLIGATIONS, NET TO NET PRINCIPAL DEBT				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/25	9/30/24	9/30/25	9/30/24

Net income	$94,242	$96,840	$249,125	$255,870
Interest expense	56,680	55,410	165,173	160,553
Federal and state taxes	653	616	2,113	1,982
Depreciation and amortization	103,234	94,829	312,108	278,065
EBITDA	254,809	247,695	728,519	696,470
Gain on sale of real estate assets	(40,018)	(37,018)	(58,843)	(53,974)
Impairment of real estate assets	16,075	5,863	16,075	11,143
EBITDAre	$230,866	$216,540	$685,751	$653,639

EBITDAre	$230,866	$216,540	$685,751	$653,639
(Gain) Loss on extinguishment of debt, net	—	(273)	296	(554)
Transaction expenses, net	—	73	22	131
Total adjustments	—	(200)	318	(423)
Adjusted EBITDA	$230,866	$216,340	$686,069	$653,216

Adjusted EBITDA	$230,866	$216,340	$686,069	$653,216
Straight-line rental income, net	(9,858)	(8,133)	(27,120)	(23,669)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(5,124)	(1,701)	(11,813)	(5,235)
Straight-line ground rent expense, net (1)	158	(8)	433	(19)
Total adjustments	(14,824)	(9,842)	(38,500)	(28,923)
Cash Adjusted EBITDA	$216,042	$206,498	$647,569	$624,293

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Reconciliation of Debt Obligations, Net to Net Principal Debt
	As of
	9/30/25
Debt obligations, net	$5,493,420
Less: Net unamortized premium	(10,941)
Add: Deferred financing fees	35,974
Less: Cash, cash equivalents and restricted cash	(376,506)
Net Principal Debt	$5,141,947

Adjusted EBITDA, current quarter annualized	$923,464
Net Principal Debt to Adjusted EBITDA, current quarter annualized	5.6x

Adjusted EBITDA, trailing twelve months	$905,663
Net Principal Debt to Adjusted EBITDA, trailing twelve months	5.7x

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 7

FUNDS FROM OPERATIONS (FFO)				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/25	9/30/24	9/30/25	9/30/24

Net income attributable to Brixmor Property Group Inc.	$94,235	$96,840	$249,103	$255,870
Depreciation and amortization related to real estate	101,995	93,495	308,534	273,386
Gain on sale of real estate assets	(40,018)	(37,018)	(58,843)	(53,974)
Impairment of real estate assets	16,075	5,863	16,075	11,143
Nareit FFO	$172,287	$159,180	$514,869	$486,425

Nareit FFO per diluted share	$0.56	$0.52	$1.67	$1.60
Weighted average diluted shares outstanding	308,084	303,608	307,974	303,377

Items that impact FFO comparability
Gain (Loss) on extinguishment of debt, net	$—	$273	$(296)	$554
Transaction expenses, net	—	(73)	(22)	(131)
Total items that impact FFO comparability	$—	$200	$(318)	$423
Items that impact FFO comparability, net per share	$0.00	$0.00	$(0.00)	$0.00

Additional Disclosures
Straight-line rental income, net	$9,858	$8,133	$27,120	$23,669
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	5,124	1,701	11,813	5,235
Straight-line ground rent expense, net (1)	(158)	8	(433)	19

Dividends declared per share	$0.2875	$0.2725	$0.8625	$0.8175
Dividends declared	$88,004	$82,312	$263,999	$246,533
Dividend payout ratio (as % of Nareit FFO)	51.1%	51.7%	51.3%	50.7%

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	9/30/25	12/31/24

Deferred charges and prepaid expenses, net
Deferred charges, net	$143,260	$143,611
Prepaid expenses, net	30,891	23,469
Total deferred charges and prepaid expenses, net	$174,151	$167,080

Other assets
Right-of-use asset	$44,906	$38,784
Furniture, fixtures and leasehold improvements, net	15,254	13,827
Interest rate swaps	—	1,974
Other	3,334	3,242
Total other assets	$63,494	$57,827

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$276,079	$280,819
Below market leases, net	119,365	120,261
Dividends payable	91,499	91,805
Lease liability	47,993	41,467
Interest rate swaps	4,556	598
Other	53,344	50,291
Total accounts payable, accrued expenses and other liabilities	$592,836	$585,241

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/25	9/30/24	9/30/25	9/30/24
Net Operating Income Detail
Base rent	$241,437	$233,198	$716,858	$689,997
Expense reimbursements	77,234	73,596	231,972	214,394
Revenues deemed uncollectible	(3,086)	(4,636)	(7,742)	(5,638)
Ancillary and other rental income / Other revenues	8,447	6,238	23,733	18,551
Percentage rents	1,229	1,251	8,030	7,854
Operating costs	(38,733)	(36,450)	(117,546)	(110,537)
Real estate taxes	(45,455)	(42,902)	(133,907)	(120,659)
Net operating income	$241,073	$230,295	$721,398	$693,962

Operating Ratios
NOI margin (NOI / revenues)	74.1%	74.4%	74.2%	75.0%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	91.7%	92.7%	92.3%	92.7%

Reconciliation of Net Income attributable to Brixmor Property Group Inc. to Net Operating Income
Net income attributable to Brixmor Property Group Inc.	$94,235	$96,840	$249,103	$255,870
Lease termination fees	(600)	(1,201)	(6,063)	(2,550)
Straight-line rental income, net	(9,858)	(8,133)	(27,120)	(23,669)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(5,124)	(1,701)	(11,813)	(5,235)
Straight-line ground rent expense, net (1)	158	(8)	433	(19)
Depreciation and amortization	103,234	94,829	312,108	278,065
Impairment of real estate assets	16,075	5,863	16,075	11,143
General and administrative	26,772	30,250	84,038	88,430
Total other expense	16,174	13,556	104,615	91,927
Net income attributable to non-controlling interests	7	—	22	—
Net operating income	$241,073	$230,295	$721,398	$693,962

Supplemental Statement of Operations Detail
Rental income
Base rent	$241,437	$233,198	$716,858	$689,997
Expense reimbursements	77,234	73,596	231,972	214,394
Revenues deemed uncollectible	(3,086)	(4,636)	(7,742)	(5,638)
Lease termination fees	600	1,201	6,063	2,550
Straight-line rental income, net	9,858	8,133	27,120	23,669
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	5,124	1,701	11,813	5,235
Ancillary and other rental income	8,222	5,545	23,142	17,004
Percentage rents	1,229	1,251	8,030	7,854
Total rental income	$340,618	$319,989	$1,017,256	$955,065

Other revenues	$225	$693	$591	$1,547

Interest expense
Note interest	$48,807	$48,665	$142,439	$142,174
Unsecured credit facility and term loan interest	7,651	6,628	22,533	18,045
Capitalized interest	(991)	(960)	(3,214)	(2,887)
Deferred financing cost amortization	1,891	1,778	5,472	5,369
Debt premium and discount accretion, net	(678)	(701)	(2,057)	(2,148)
Total interest expense	$56,680	$55,410	$165,173	$160,553

Other
Federal and state taxes	$653	$616	$2,113	$1,982
Other	50	110	(37)	(282)
Total other	$703	$726	$2,076	$1,700

Additional Disclosures
Capitalized construction compensation costs	$3,672	$4,456	$12,288	$14,409
Capitalized real estate taxes, insurance, and utilities	848	603	2,215	2,414
Capitalized leasing legal costs (2)	268	846	1,215	2,504
Capitalized leasing commission costs	1,789	1,950	5,758	6,043
Equity compensation expense, net	4,084	5,054	12,994	13,855

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(2) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 10

SAME PROPERTY NOI ANALYSIS					↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/25	9/30/24	Change	9/30/25	9/30/24	Change
Same Property NOI Analysis
Number of properties	341	341	—	339	339	—
Percent billed	90.4%	91.9%	(1.5)%	90.3%	91.9%	(1.6)%
Percent leased	94.4%	95.8%	(1.4)%	94.4%	95.7%	(1.3)%

Revenues
Base rent	$228,765	$222,820		$680,044	$657,007
Expense reimbursements	72,329	70,718		218,723	205,288
Revenues deemed uncollectible	(2,891)	(4,611)		(7,406)	(5,691)
Ancillary and other rental income / Other revenues	7,995	5,950		22,525	17,608
Percentage rents	1,124	1,243		7,602	7,727
	307,322	296,120	3.8%	921,488	881,939	4.5%
Operating expenses
Operating costs	(35,638)	(34,745)		(110,238)	(105,042)
Real estate taxes	(42,556)	(41,057)		(126,331)	(115,399)
	(78,194)	(75,802)	3.2%	(236,569)	(220,441)	7.3%
Same property NOI	$229,128	$220,318	4.0%	$684,919	$661,498	3.5%

NOI margin	74.6%	74.4%		74.3%	75.0%
Expense recovery ratio	92.5%	93.3%		92.5%	93.1%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$5,945	2.7%		$23,037	3.5%
Revenues deemed uncollectible	1,720	0.8%		(1,715)	(0.3)%
Net expense reimbursements	(781)	(0.4)%		(2,693)	(0.4)%
Ancillary and other rental income / Other revenues	2,045	0.9%		4,917	0.7%
Percentage rents	(119)	(0.0)%		(125)	(0.0)%
		4.0%			3.5%

Reconciliation of Net income attributable to Brixmor Property Group Inc. to Same Property NOI
Net income attributable to Brixmor Property Group Inc.	$94,235	$96,840		$249,103	$255,870
Adjustments:
Non-same property NOI	(11,945)	(9,977)		(36,479)	(32,464)
Lease termination fees	(600)	(1,201)		(6,063)	(2,550)
Straight-line rental income, net	(9,858)	(8,133)		(27,120)	(23,669)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(5,124)	(1,701)		(11,813)	(5,235)
Straight-line ground rent expense, net	158	(8)		433	(19)
Depreciation and amortization	103,234	94,829		312,108	278,065
Impairment of real estate assets	16,075	5,863		16,075	11,143
General and administrative	26,772	30,250		84,038	88,430
Total other expense	16,174	13,556		104,615	91,927
Net income attributable to non-controlling interests	7	—		22	—
Same property NOI	$229,128	$220,318		$684,919	$661,498

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 11

CAPITAL EXPENDITURES				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/25	9/30/24	9/30/25	9/30/24
Leasing related:
Tenant improvements and tenant inducements	$15,903	$24,540	$54,297	$69,833
External leasing commissions	2,502	2,503	9,917	9,297
	18,405	27,043	64,214	79,130

Maintenance capital expenditures	11,975	14,545	20,859	31,430
Total leasing related and maintenance capital expenditures	$30,380	$41,588	$85,073	$110,560

Value-enhancing:
Anchor space repositionings	$10,091	$2,407	$36,963	$29,307
Outparcel developments	853	1,432	5,605	6,419
Redevelopments	23,855	44,403	85,966	94,884
Other (1)	6,791	3,226	12,399	16,678
Total value-enhancing capital expenditures	$41,590	$51,468	$140,933	$147,288

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar projects.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			9/30/25	12/31/24
Equity Capitalization:
Common shares outstanding			306,100	305,492
Common share price			$27.68	$27.84
Total equity capitalization			$8,472,848	$8,504,897

Debt:
Revolving credit facility			$—	$—
Term loan facility			500,000	500,000
Unsecured notes			5,018,453	4,850,765
Total principal debt			5,518,453	5,350,765
Add: Net unamortized premium			10,941	14,279
Less: Deferred financing fees			(35,974)	(25,293)
Debt obligations, net			5,493,420	5,339,751
Less: Cash, cash equivalents and restricted cash			(376,506)	(378,692)
Net debt			$5,116,914	$4,961,059

Total market capitalization			$13,589,762	$13,465,956

Liquidity:
Cash, cash equivalents and restricted cash			$376,506	$378,692
Available under Revolving Credit Facility (1)			1,248,597	1,248,597
			$1,625,103	$1,627,289

Ratios:
Principal debt to total market capitalization			40.6%	39.7%
Principal debt to total assets, before depreciation			43.8%	43.4%
Unencumbered assets to unsecured debt			2.3x	2.3x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (2)			5.6x	5.7x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (2)			5.7x	5.7x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.1x	4.0x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.1x	4.0x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	4.0x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	4.0x

			As of	As of
			9/30/25	12/31/24
Percentage of total debt: (3)
Fixed			100.0%	100.0%
Variable			—%	—%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			4.8	4.3
Variable			—	—
Total			4.8	4.3

Credit Ratings & Outlook: (4)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa2	Stable
S&P Global Ratings	BBB	Stable

(1) Funds available under the Revolving Credit Facility are reduced by outstanding letters of credit totaling $1.4 million.
(2) Net Principal Debt is as of the end of each specified period.
(3) Includes the impact of the Company's interest rate swap agreements.
(4) As of October 27, 2025.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 13

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2025	$—	—%
2026	607,542	4.17%
2027	400,000	3.90%
2028	357,708	2.35%
2029	753,203	4.14%
2030	1,300,000	4.31%
2031	500,000	2.50%
2032	400,000	5.20%
2033	400,000	4.85%
2034	400,000	5.50%
2035+	400,000	5.75%
Total Debt Obligations	$5,518,453	4.25%

Net unamortized premium	10,941
Deferred financing costs	(35,974)
Debt Obligations, Net	$5,493,420

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Term Loan Facility (SOFR + 85 basis points) (2)(3)(4)	$500,000	4.73%	4/30/30	9.06%

Unsecured Notes
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	10.87%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.11%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.25%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.10%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.34%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	13.59%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	14.50%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.06%
5.20% 2032 Brixmor OP Notes	400,000	5.20%	4/1/32	7.25%
4.85% 2033 Brixmor OP Notes	400,000	4.85%	2/15/33	7.25%
5.50%, 2034 Brixmor OP Notes	400,000	5.50%	2/15/34	7.25%
5.75%, 2035 Brixmor OP Notes	400,000	5.75%	2/15/35	7.25%
Total Fixed Rate Unsecured Notes	5,018,453	4.20%		90.94%

Total Fixed Rate Debt	$5,518,453	4.25%		100.00%

Variable Rate Debt:
Revolving Credit Facility (SOFR + 77.5 basis points) (4)	$—	5.02%	4/30/29	—%

Total Variable Rate Debt	$—	5.02%		—%

Total Debt Obligations	$5,518,453	4.25%		100.00%

Net unamortized premium	10,941
Deferred financing costs	(35,974)
Debt Obligations, Net	$5,493,420

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective July 26, 2024, $300.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 4.08% (plus a spread, currently 85 basis points) through July 26, 2027.
(3) Effective May 1, 2023, $200.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread, currently 85 basis points) through July 26, 2027.
(4) As of September 30, 2025, the Revolving Credit Facility and Term Loan Facility qualify for reductions of 7.5 basis points and 10 basis points, respectively, in the applicable credit spreads due to the achievement of a certain leverage ratio metric targets.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 14

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	9/30/25

I. Aggregate debt test	< 65%	44.8%
Total Debt		5,493,420
Total Assets		12,258,676

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		12,258,676

III. Unencumbered asset ratio	> 150%	223.2%
Total Unencumbered Assets		12,258,676
Unsecured Debt		5,493,420

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	3.8x	3.9x
Consolidated EBITDA		905,663	917,986
Annual Debt Service Charge		235,851	236,258

(1) The Company had no secured debt as of September 30, 2025.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, 2.500% 2031 Notes, 5.200% 2032 Notes, 4.850% 2033 Notes, 5.500% 2034 Notes, and 5.750% 2035 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on September 9, 2025 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	9/30/25

I. Leverage ratio	< 60%	32.8%
Total Outstanding Indebtedness		5,518,453
Balance Sheet Cash (1)		377,661
Total Asset Value		15,682,629

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		377,661
Total Asset Value		15,682,629

III. Unsecured leverage ratio	< 60%	33.1%
Total Unsecured Indebtedness		5,518,453
Unrestricted Cash (3)		332,699
Unencumbered Asset Value		15,682,629

IV. Fixed charge coverage ratio	> 1.5x	4.1x
Total Net Operating Income		979,617
Capital Expenditure Reserve		9,505
Fixed Charges		236,153

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of September 30, 2025.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Fourth Amended and Restated Revolving Credit and Second Amended and Restated Term Loan Agreements, dated as of April 24, 2025 filed as Exhibits 10.1 and 10.2, respectively, to Form 10-Q, filed with the Securities and Exchange Commission on April 28, 2025.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 15

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2025

ACQUISITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Purchase Date	Purchase Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2025
Land at Suffolk Plaza (4)	New York-Newark-Jersey City, NY-NJ	1/27/25	$3,100	1.3 Acres	—%	—	-
			$3,100	1.3 Acres

There were no acquisitions of shopping centers completed during the three months ended June 30, 2025.

Three Months Ended September 30, 2025
LaCenterra at Cinco Ranch	Houston-Pasadena-The Woodlands, TX	7/01/25	$223,000	409,264	93.7%	$32.91	Trader Joe's, Alamo Drafthouse Cinema, Brown & Gay Engineers, Inc., Nike, Peloton Computer Enterprises, Regus
			$223,000	409,264

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2025		$226,100	409,264/1.3 Acres

(1) Data presented is as of the quarter end subsequent to the acquisition date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Acquired in connection with future redevelopment project.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 17

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2025
Rollins Crossing - Buffalo Wild Wings (4)	Chicago-Naperville-Elgin, IL-IN	1/10/25	$2,450	10,000	100.0%	$18.20	Buffalo Wild Wings
Southland Shopping Center - multi-tenant outparcel (4)	Cleveland, OH	2/6/25	850	149,891	85.1%	4.00	Treasure Hunt
Chalfont Village Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2/28/25	4,700	46,051	59.5%	11.57	-
Rollins Crossing	Chicago-Naperville-Elgin, IL-IN	3/25/25	14,750	110,292	90.3%	14.46	Esporta Fitness, Harbor Freight Tools, Petco
			$22,750	316,234

Three Months Ended June 30, 2025
Springfield Place - ShopRite (4)	New York-Newark-Jersey City, NY-NJ	4/7/25	$8,350	32,209	100.0%	$13.85	ShopRite (Village Supermarket)
Williamson Square - Grace Church Nashville (4)	Nashville-Davidson--Murfreesboro--Franklin, TN	4/10/25	10,000	26,602	100.0%	6.01	Grace Church Nashville
Roxboro Square	Durham-Chapel Hill, NC	5/6/25	4,000	29,900	89.0%	13.01	-
			$22,350	88,711

Three Months Ended September 30, 2025
Creekwood Village	Atlanta-Sandy Springs-Roswell, GA	7/8/25	$6,685	69,778	100.0%	$10.20	Food Depot
Townshire	College Station-Bryan, TX	7/15/25	12,000	136,887	80.9%	7.96	AlphaGraphics
Northside	Dalton, GA	7/16/25	10,500	78,922	100.0%	12.40	America's Thrift Stores, Dollar Tree
Maplewood Square	St. Louis, MO-IL	8/14/25	7,250	71,590	95.4%	7.06	Schnucks
Northgate	Houston-Pasadena-The Woodlands, TX	9/2/25	8,000	38,724	100.0%	17.59	WSS
Greeneville Commons	Greeneville, TN	9/4/25	26,000	224,139	98.5%	10.63	bealls, Belk, Hobby Lobby, Marshalls, Ross Dress for Less
Shops at Prospect	Lancaster, PA	9/19/25	10,762	63,392	91.6%	14.05	Giant Food (Ahold Delhaize)
			$81,197	683,432

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2025		$126,297	1,088,377

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 18

f

ANCHOR SPACE REPOSITIONING SUMMARY					↩ Table of Contents
Dollars in thousands

	Property Name	CBSA			Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS

New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2025
1	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL			Remerchandise former Big Lots with a 27K SF Marshalls and additional retailers

In Process Projects
2	Springdale	Mobile, AL			Remerchandise former Michaels with a 10K SF Five Below and additional retailers
3	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA			Remerchandise former 24 Hour Fitness with a 37K SF specialty grocer
4	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA			Combine adjacent spaces for a 24K SF Burlington Stores
5	Pine Tree Shopping Center	Portland-South Portland, ME			Remerchandise former Big Lots with a 25K SF ALDI
6	Arborland Center	Ann Arbor, MI			Remerchandise former Bed Bath & Beyond with a 22K SF Marshalls (relocated from within the center) and a 20K SF HomeGoods; backfill former Marshalls with a 22K SF Ross Dress for Less and an 11K SF Boot Barn
7	Sun Ray Shopping Center - Project II	Minneapolis-St. Paul-Bloomington, MN-WI			Remerchandise former TJ Maxx and adjacent small shop space with a 19K SF Burlington Stores and additional retailers
8	Capitol Shopping Center	Concord, NH			Rightsize existing Burlington Stores to 23K SF to accommodate the addition of a 13K SF Boot Barn, a 10K SF Five Below, and a 9K SF Ulta
9	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ			Remerchandise former Robert Wood Johnson Fitness with a 22K SF Ross Dress for Less and additional retailers
10	Roanoke Plaza	New York-Newark-Jersey City, NY-NJ			Remerchandise former TJ Maxx with a 22K SF Ross Dress for Less and a 15K SF Boot Barn
11	Western Hills Plaza	Cincinnati, OH-KY-IN			Remerchandise former Staples with a 20K SF Ross Dress for Less and a 7K SF Rally House
12	Northshore - Project II	Houston-Pasadena-The Woodlands, TX			Remerchandise and expand former Sellers Bros. with a 30K SF El Rancho (Heritage Grocers)

	Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	12	$58,800	$31,150	7% - 14%
STABILIZED ANCHOR SPACE REPOSITIONINGS

Projects Stabilized During the Three Months Ended September 30, 2025
1	Kingston Overlook	Knoxville, TN			Remerchandise former Badcock Furniture with a 24K SF Sprouts Farmers Market
2	Ridglea Plaza	Dallas-Fort Worth-Arlington, TX			Combine adjacent spaces for a 53K SF EōS Fitness

Projects Stabilized During the Six Months Ended June 30, 2025
3	Gateway Plaza	Los Angeles-Long Beach-Anaheim, CA			Remerchandise former Party City with an 11K SF Five Below and a 4K SF Wells Fargo
4	Arapahoe Crossings	Denver-Aurora-Centennial, CO			Remerchandise former Stein Mart with a 17K SF Ace Hardware and a 13K SF Activate
5	Coastal Way - Coastal Landing - Project II	Tampa-St. Petersburg-Clearwater, FL			Demolish former Sears to accommodate construction of a 104K SF BJ's Wholesale Club
6	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN			Remerchandise former Best Buy with a 55K SF Tony's Fresh Market (Heritage Grocers)
7	Bedford Grove	Manchester-Nashua, NH			Remerchandise former Bed Bath & Beyond with a 29K SF Planet Fitness and an additional retailer
8	Franklin Square	Charlotte-Concord-Gastonia, NC-SC			Rightsize existing Pep Boys to 8K SF to accommodate the addition of a 14K SF Boot Barn

	Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	8	$38,150	14%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 19

OUTPARCEL DEVELOPMENT SUMMARY								↩ Table of Contents
Dollars in thousands

					Stabilization	Net Estimated	Gross Costs	Expected
	Property Name		CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2025
1	Martin Downs Village Center (2)		Port St. Lucie, FL	Construction of a 2K SF Chipotle with a drive-thru and a 2K SF Wendy's with a drive-thru	Jun-26	$3,100	$700	10%
2	Venice Village		North Port-Bradenton-Sarasota, FL	Construction of a 2K SF Chipotle with a drive-thru	Sep-26	1,950	250	9%

	In Process Projects
3	Coconut Creek Plaza		Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of former outparcel and construction of a 2K SF Fifth Third Bank	Dec-25	150	100	113%
4	Whitehall Square		Allentown-Bethlehem-Easton, PA-NJ	Construction of a 6K SF Mister Car Wash	Dec-25	200	200	93%
5	Collegeville Shopping Center - Project II		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 1K SF 7 Brew with a drive-thru	Dec-25	100	100	80%
6	Pacoima Center		Los Angeles-Long Beach-Anaheim, CA	Construction of a 3K SF Starbucks with a drive-thru	Jun-26	950	500	28%
7	Crown Point		Columbus, OH	Construction of a 0.3K SF Biggby Coffee with a drive-thru	Jun-26	150	—	38%
8	Beltway South		Houston-Pasadena-The Woodlands, TX	Construction of a 7K SF Mavis Tire	Sep-26	50	50	90%
9	Laurel Square		New York-Newark-Jersey City, NY-NJ	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Chipotle with a drive-thru and a 2K SF Quickway Japanese Hibachi; and construction of a 3K SF Starbucks with a drive-thru	Dec-26	3,200	1,050	15%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$9,850	$2,950	18%

					Stabilization		Net Project
	Property Name		CBSA	Project Description	Quarter		Costs (1,3)	NOI Yield (1,3)
STABILIZED OUTPARCEL DEVELOPMENTS

	Projects Stabilized During the Three Months Ended September 30, 2025
1	Collegeville Shopping Center - Project I		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolition of former outparcel and construction of a 2K SF Chase Bank	Sep-25		$150	76%
2	Paradise Pavilion		Milwaukee-Waukesha, WI	Construction of a 1K SF 7 Brew with a drive-thru	Sep-25		750	9%

	Projects Stabilized During the Six Months Ended June 30, 2025
3	Redford Plaza	1	Detroit-Warren-Dearborn, MI	Construction of a 4K SF Clean Express Auto Wash	Jun-25		350	26%
4	Panama City Square	1	Panama City-Panama City Beach, FL	Construction of a 6K SF LongHorn Steakhouse	Mar-25		1,600	9%
5	Mansell Crossing	1	Atlanta-Sandy Springs-Roswell, GA	Construction of an 11K SF Cooper’s Hawk Winery & Restaurant	Mar-25		5,000	10%

	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$7,850	11%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $0.2M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 20

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
IN PROCESS REDEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2025
1	Barn Plaza - Phase II	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolition of 49K SF former freestanding theater to accommodate construction of three multi-tenant outparcel buildings totaling 46K SF, including a 13K SF Pottery Barn, a 6K SF Burton's Grill & Bar, a 6K SF William-Sonoma, a 5K SF Sephora, a 3K SF Shake Shack, a 2K SF Just Salad, and additional retailers; and shopping center upgrades including new storm water management, lighting, landscaping, and signage, and improved vehicular and pedestrian connectivity	42	Jun-27	$24,500	$1,700	11%
2	Circle Center	Hilton Head Island-Bluffton-Port Royal, SC	Demolition of 45K SF former BI-LO to accommodate construction of a 48K SF Publix; reconfigure and remerchandise several small shop spaces; and pedestrian improvements, including sidewalk access to new municipal park	7	Dec-27	9,600	400	7%

	In Process Projects
3	The Davis Collection	Sacramento-Roseville-Folsom, CA	Extensive redevelopment, reconfiguration, and rebranding of center including demolition of 92K SF to accommodate construction of a 25K SF Nordstrom Rack, a 17K SF PetSmart, a 10K SF Ulta, and approximately 20K SF of additional retail surrounding an outdoor community courtyard; construction of two multi-tenant outparcel buildings including a 4K SF Urban Plates, a 3K SF The Melt, a 2K SF Mendocino Farms, and additional retailers; and shopping center upgrades including construction of pedestrian plazas and walkways, new landscaping and signage, and parking enhancements	8	Dec-25	47,750	43,500	8%
4	Pointe Orlando - Phase II	Orlando-Kissimmee-Sanford, FL	Remerchandise with relevant retailers including a 10K SF Activate and a 10K SF Dick's Last Resort; rebranding and reconfiguration of first level to match Phase I improvements including a third vehicular connection to International Drive; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas and improved pedestrian plazas	17	Dec-25	23,700	18,600	10%
5	Burlington Square I, II & III (2)	Boston-Cambridge-Newton, MA-NH	Redevelopment and reconfiguration of center to accommodate new retailers including a 5K SF Tatte Bakery & Cafe, a 4K SF Life Alive Organic Cafe, and a 2K SF YogaSix; and shopping center upgrades including façade and sidewalk renovations, new landscaping and stormwater improvements, and common area enhancements	7	Dec-25	8,850	6,650	12%
6	Wynnewood Village - Phase IV (3)	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a 111K SF Target; remerchandise of existing anchor space with a 26K SF Burlington Stores; and shopping center upgrades including façade renovations, landscaping enhancements, signage upgrades, and parking lot improvements	65	Mar-26	32,650	20,450	9%
7	Hillcrest Market Place	Spartanburg, SC	Redevelopment and reconfiguration of adjacent small shop space to accommodate addition of a 6K SF J.Crew, a 5K SF Hallmark, and additional retailers surrounding a newly constructed outdoor community courtyard; and shopping center upgrades including façade, landscaping, and common area enhancements	38	Jun-26	5,000	2,400	10%
8	Preston Park Village (4)	Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a 3K SF outparcel; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Sep-26	35,600	28,800	8%
9	Tinley Park Plaza (5)	Chicago-Naperville-Elgin, IL-IN	Redevelopment of former Walt's and adjacent space with a 22K SF Ross Dress for Less, a 9K SF Five Below, and additional retailers; construction of a 5K SF Fifth Third Bank outparcel; and shopping center upgrades including façade and roof renovations	22	Dec-26	11,550	11,200	13%
10	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ	Redevelopment of former Christmas Tree Shops with a 21K SF Sprouts Farmers Market and an additional retailer; remerchandise 19K SF of retail space with restaurants; and shopping center upgrades including façade renovations and parking lot reconfiguration	6	Mar-27	10,750	1,450	7%
11	Wynnewood Village - Phase V	Dallas-Fort Worth-Arlington, TX	Redevelopment of vacant outparcel pads, including the construction of a multi-tenant outparcel building for a 3K SF Cava and a 2K SF Chipotle, construction of a 3K SF Chase outparcel, and the construction of a 6K SF restaurant outparcel; reconfiguration of inline retail space to accommodate a 24K SF junior anchor and additional retailers; and shopping center upgrades including façade renovations, landscaping enhancements, and parking lot improvements	65	Jun-27	15,200	500	9%
12	Sunrise Town Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of 52K SF former fitness center to accommodate construction of a 47K SF Publix; reconfigure and remerchandise several small shop spaces; and shopping center upgrades including façade renovations and parking lot improvements	17	Sep-27	12,050	550	14%
13	Westridge Court / Block 59	Chicago-Naperville-Elgin, IL-IN	Redevelopment, reconfiguration, and rebranding of center, including the demolition of an underutilized two-story building, to accommodate the addition of a vibrant restaurant and entertainment district with an event plaza through the construction of multiple outparcels including a 9K SF The Cheesecake Factory, an 8K SF Yard House, an 8K SF Ruth's Chris Steak House, a 3K SF Shake Shack, and a 2K SF Stan's Donuts; construction of additional multi-tenant outparcels including a 7K SF Piccolo Buco and a 4K SF First Watch and a 3K SF Velvet Taco, a 2K SF Crisp & Green, and a 2K SF Fresh Fin; and shopping center upgrades including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity	82	Sep-27	56,950	37,800	9%
14	Pointe Orlando - Phase III	Orlando-Kissimmee-Sanford, FL	Remerchandise with relevant retailers including a two-story 18K SF Museum of Ice Cream and an additional retailer; and shopping center upgrades to align with previous phase improvements including façade, landscaping and lighting and common area enhancements including public seating areas and improved pedestrian plazas	17	Dec-27	12,450	2,800	21%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$306,600	$176,800	10%

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 21

REDEVELOPMENT SUMMARY								↩ Table of Contents
Dollars in thousands

						Property	Stabilization	Net Project	NOI
	Property Name		CBSA	Project Description		Acreage	Quarter	Costs (1,6)	Yield (1,6)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended September 30, 2025
1	Puente Hills Town Center		Los Angeles-Long Beach-Anaheim, CA	Redevelopment and expansion of several in-line retail spaces to accommodate a 20K SF ALDI; remerchandise existing adjacent small shop space including a 9K SF Five Below, an 8K SF Skechers, and a 5K SF Bath and Body Works; and shopping center upgrades including parking and sidewalk improvements		11	Sep-25	$4,900	8%
2	College Plaza	1	New York-Newark-Jersey City, NY-NJ	Redevelopment of former Bob's Stores and adjacent retail space with a 21K SF Burlington Stores; remerchandise former Blink Fitness with a 10K SF Five Below and an 8K SF Ulta; construction of outparcels including a 5K SF Chick-fil-A and a 4K SF Aspen Dental; and shopping center upgrades including façade and sidewalk renovations	1	25	Sep-25	12,900	10%
3	Barn Plaza - Phase I	1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former anchor space with a 44K SF Whole Foods Market (Amazon) and an 11K SF Barnes & Noble; demolition of 5K SF to accommodate construction of a 7K SF multi-tenant outparcel including a 4K SF First Watch, a 2K SF Chipotle, and a 1K SF The Juice Pod; and shopping center upgrades including façade renovations and common area enhancements	1	42	Sep-25	14,550	9%
4	Jones Plaza	1	Houston-Pasadena-The Woodlands, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Supermarket; and shopping center upgrades including façade renovations	1	9	Sep-25	2,050	15%
	Projects Stabilized During The Six Months Ended June 30, 2025
5	WaterTower Plaza		Worcester, MA	Redevelopment of former Shaw's with a 46K SF grocer; reconfigure and remerchandise adjacent small shop space including an 11K SF Five Below and a 9K SF Ulta; and shopping center upgrades including the addition of patio areas, façade renovations, and parking enhancements		27	Jun-25	11,200	10%

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE							$45,600	9%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $0.2M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $3.4M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs exclude $0.2M of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs exclude $2.5M of project specific credits (lease termination fees or other ancillary credits).
(6) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
2	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
3	Britton Plaza	Tampa-St. Petersburg-Clearwater, FL	Extensive repositioning and reconfiguration, densification of site
4	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
5	Kings Market	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center, densification of site
6	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
7	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development, potential multi-family component
8	Rockland Plaza	New York-Newark-Jersey City, NY-NJ	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
9	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ	Extensive repositioning and reconfiguration, densification of site
10	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
11	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with potential medical office component
12	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Reposition of former anchor which may include site densification with addition of outparcel pad development
2	Metro 580	San Francisco-Oakland-Fremont, CA	Redevelopment of existing anchor space for multiple retailers
3	The Plaza at Buckland Hills	Hartford-West Hartford-East Hartford, CT	Redevelopment and repositioning of shopping center, densification of site
4	Colonial Commons - Orange	New Haven, CT	Redevelopment and repositioning of shopping center
5	East Port Plaza	Port St. Lucie, FL	Redevelopment and repositioning of shopping center
6	Rutland Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
7	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
8	Northeast Plaza - Future Phases	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers, densification of site
9	Vineyards at Chateau Elan	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center
10	High Point Centre	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
11	North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and reposition of rear portion of shopping center
12	Ridge Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
13	Meridian Village	Indianapolis-Carmel-Greenwood, IN	Redevelopment and repositioning of shopping center
14	Burlington Square I, II & III - Future Phases	Boston-Cambridge-Newton, MA-NH	Redevelopment and repositioning of shopping center
15	Burning Tree Plaza (1)	Duluth, MN-WI	Redevelopment of existing anchor space for multiple retailers
16	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
17	Sun Ray Shopping Center - Future Phases	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center
18	Wallkill Plaza	Kiryas Joel-Poughkeepsie-Newburgh, NY	Redevelopment of existing anchor spaces, remerchandise shop space and façade renovation
19	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development
20	Tinton Falls Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center
21	West Center	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center, densification of site
22	North Ridge Shopping Center	Raleigh-Cary, NC	Redevelopment of existing anchor space for multiple retailers, densification of site
23	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development
24	South Towne Centre	Dayton-Kettering-Beavercreek, OH	Redevelopment of existing anchor space for multiple retailers
25	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
26	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

27	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
28	Warminster Towne Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
29	Parmer Crossing (1)	Austin-Round Rock-San Marcos, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
30	Arboretum Village	Dallas-Fort Worth-Arlington, TX	Densification of site, including multi-tenant outparcel development
31	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
32	Stevens Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
33	Webb Royal (1)	Dallas-Fort Worth-Arlington, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
34	Clear Lake Camino South	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
35	Lake Pointe Village	Houston-Pasadena-The Woodlands, TX	Reposition of existing vacant space and site densification
36	Maplewood	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
37	Merchants Park	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers
38	Hanover Square	Richmond, VA	Densification of site, including multi-tenant outparcel development

(1) Indicates project added to the pipeline during the three months ended September 30, 2025.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2024.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 24

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2025

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		9/30/25	6/30/25	3/31/25	12/31/24	9/30/24

Number of properties		354	360	361	363	360
GLA		63,368,510	63,621,719	63,687,360	64,016,521	63,445,487
Percent billed		90.2%	89.7%	90.0%	91.4%	91.9%
Percent leased		94.1%	94.2%	94.1%	95.2%	95.6%
TOTAL ≥ 10,000 SF		95.4%	95.6%	95.7%	97.2%	97.7%
TOTAL < 10,000 SF		91.4%	91.2%	90.8%	91.1%	91.1%
ABR		$1,034,848	$1,017,857	$1,008,053	$1,010,148	$994,562
ABR PSF		$18.48	$18.07	$17.94	$17.66	$17.44

PORTFOLIO BY UNIT SIZE AS OF 9/30/25
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	380	21,623,676	34.1%	93.8%	96.2%	$216,288	20.9%	$11.90
20,000 - 34,999 SF	483	12,588,026	19.9%	88.7%	95.3%	156,175	15.1%	13.12
10,000 - 19,999 SF	624	8,555,924	13.5%	89.8%	93.3%	133,625	12.9%	17.17
5,000 - 9,999 SF	1,091	7,545,438	11.9%	87.0%	91.8%	153,123	14.8%	23.00
< 5,000 SF	6,037	13,055,446	20.6%	87.8%	91.1%	375,637	36.3%	32.72
TOTAL	8,615	63,368,510	100.0%	90.2%	94.1%	$1,034,848	100.0%	$18.48

TOTAL ≥ 10,000 SF	1,487	42,767,626	67.5%	91.5%	95.4%	$506,088	48.9%	$13.37
TOTAL < 10,000 SF	7,128	20,600,884	32.5%	87.5%	91.4%	528,760	51.1%	29.16

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 26

PORTFOLIO COMPOSITION
Dollars in thousands

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

Restaurants	183,133	18%
Grocery	143,481	14%
Personal services	83,596	8%
Off-price apparel	69,187	7%
Fitness / sports	64,890	6%
Medical	57,426	6%
Value apparel, shoes, accessories	55,416	5%
General merchandise (department, gift, etc.)	45,046	4%
Home décor	42,267	4%
Health & beauty	35,251	3%
Entertainment	30,949	3%
Pet	28,190	3%
Financial services	27,415	3%
General merchandise (discount / dollar)	24,013	2%
Hobby & crafts	23,508	2%
Electronics & appliance	22,915	2%
Home improvement	17,949	2%
Sporting goods	16,680	2%
Other (1)	63,536	6%

TOTAL	$1,034,848	100%

(1) Other represents categories with percent of ABR of 1% or less including auto, liquor, mail / shipping and other services, office supply, party, pharmacy, and professional services.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 27

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	88	2,524,083	4.0%	$32,736	3.2%	$12.97
2	The Kroger Co. (3)	45	3,037,909	4.8%	23,494	2.3%	7.73
3	Burlington Stores, Inc.	46	1,751,782	2.8%	21,768	2.1%	12.43
4	Publix Super Markets, Inc.	34	1,585,357	2.5%	16,706	1.6%	10.54
5	Ross Stores, Inc (4)	48	1,211,168	1.9%	15,848	1.5%	13.08
6	Dollar Tree Stores, Inc.	108	1,253,246	2.0%	15,766	1.5%	12.58
7	Five Below, Inc.	66	632,426	1.0%	12,894	1.2%	20.39
8	Amazon.com, Inc. / Whole Foods Market Services, Inc.	19	658,464	1.0%	12,262	1.2%	18.62
9	L.A Fitness International, LLC (5)	14	562,162	0.9%	11,221	1.1%	19.96
10	Ulta Beauty, Inc.	40	440,557	0.7%	10,833	1.0%	24.59

		508	13,657,154	21.6%	173,528	16.7%	12.71

11	PetSmart, Inc.	28	609,077	1.0%	10,462	1.0%	17.18
12	Albertson's Companies, Inc (6)	14	749,018	1.2%	9,827	0.9%	13.12
13	PETCO Animal Supplies, Inc.	34	468,911	0.7%	8,452	0.8%	18.02
14	Ahold Delhaize (7)	13	736,178	1.2%	8,424	0.8%	11.44
15	The Michaels Companies, Inc.	24	544,061	0.9%	7,298	0.7%	13.41
16	Kohl's Corporation	12	876,048	1.4%	6,940	0.7%	7.92
17	Barnes & Noble, Inc. (8)	18	352,382	0.6%	6,115	0.6%	17.35
18	Sprouts Farmers Market, Inc.	9	245,212	0.4%	6,076	0.6%	24.78
19	DICK's Sporting Goods, Inc. (9)	17	369,005	0.6%	5,912	0.6%	16.02
20	Best Buy Co., Inc. (10)	11	399,051	0.6%	5,522	0.5%	13.84

		688	19,006,097	30.2%	248,556	23.9%	13.08

21	JP Morgan Chase & Co.	25	95,032	0.1%	5,144	0.5%	54.13
22	CVS Health	14	218,744	0.3%	5,095	0.5%	23.29
23	Bath & Body Works, Inc.	45	192,291	0.3%	4,893	0.5%	25.45
24	Gap, Inc. (11)	15	237,319	0.4%	4,837	0.5%	20.38
25	Harbor Freight Tools	22	388,512	0.6%	4,797	0.5%	12.35
26	Trader Joe's Company, Inc.	13	171,594	0.3%	4,676	0.5%	27.25
27	ALDI (12)	17	474,794	0.7%	4,639	0.4%	9.77
28	Chipotle Mexican Grill, Inc.	36	87,649	0.1%	4,526	0.4%	51.64
29	National Vision, Inc. (13)	40	145,620	0.2%	4,278	0.4%	29.38
30	JD Sports Fashion Plc (14)	32	201,364	0.3%	4,186	0.4%	20.79
31	Hobby Lobby Stores, Inc.	10	552,732	0.9%	4,183	0.4%	7.57
32	Wells Fargo & Company	18	77,304	0.1%	4,139	0.4%	53.54
33	Starbucks Corporation	38	73,521	0.1%	4,080	0.4%	55.49
34	Staples, Inc.	15	302,603	0.5%	3,976	0.4%	13.14
35	AMC Entertainment	4	200,955	0.3%	3,863	0.4%	19.22
36	Designer Brands, Inc. (DSW)	12	232,077	0.4%	3,788	0.4%	16.32
37	Skechers U.S.A., Inc.	21	196,981	0.3%	3,694	0.4%	18.75
38	Bank of America, NA	24	79,073	0.1%	3,531	0.3%	44.65
39	Wakefern Food Corporation (15)	4	230,254	0.4%	3,500	0.3%	15.20
40	Sally Beauty Holdings, Inc. (16)	64	125,987	0.2%	3,349	0.3%	26.58

	TOTAL TOP 40 RETAILERS	1,157	23,290,503	36.8%	$333,730	32.2%	$14.33

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(6) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1, El Rancho (sublease)-1,				(11) Includes Old Navy-12, Gap Factory-2, and Athleta-1.
all franchise locations.		Shop & Save Market-1, and Star Market-1.				(12) Includes ALDI-15 and Winn-Dixie-2 (expected banner conversion).
(2) Includes T.J. Maxx-29, Marshalls-26, HomeGoods-20, Sierra Trading Post-5,		(7) Includes Giant Food-5, Super Stop & Shop-4, Food Lion-2, ShopRite (sublease)-1, and				(13) Includes America's Best Contacts & Eyeglasses-38 and Eyeglass World-2.
Marshalls/HomeGoods-4, T.J. Maxx/HomeGoods-2, and HomeSense-2.		non-grocer (sublease)-1.				(14) Includes Hibbett-18, JD Sports-6, DTLR-4, City Gear-2, and Shoe Palace-2.
(3) Includes Kroger-32, King Soopers-4, Ralphs-3, Harris Teeter-2, Dillons-1, Food 4 Less-1,		(8) Includes Barnes & Noble-16 and Paper Source-2.				(15) Includes ShopRite-3 and Price Rite Marketplace-1.
Pay Less-1, and Pick 'N Save-1.		(9) Includes Foot Locker-5, Golf Galaxy-4, DICK'S Sporting Goods Warehouse Sale-3,				(16) Includes Sally Beauty-53, Cosmoprof-9, and Happy Beauty-2.
(4) Includes Ross Dress for Less-43 and dd's Discounts-5.		DICK'S Sporting Goods-2, WSS-2, and Kids Foot Locker-1.
(5) Includes LA Fitness-7, Esporta Fitness-4, XSport Fitness-2, and City Sports Club-1.		(10) Includes Best Buy-10 and Yardbird-1.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 28

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third-Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 9/30/25	323	2,638,011	$49,678	$18.83	$1.92	$1.66	7.2	268	2,248,504	$17.76	$15.74	12.8%
Three months ended 6/30/25	459	2,465,322	51,085	20.72	3.65	2.61	6.9	386	2,108,780	20.00	16.75	19.4%
Three months ended 3/31/25	334	2,247,394	42,614	18.96	2.42	1.71	6.4	278	1,949,529	18.29	15.91	15.0%
Three months ended 12/31/24	366	2,531,648	44,320	17.51	2.31	2.23	7.0	300	2,226,695	16.77	14.45	16.1%
TOTAL - TWELVE MONTHS ENDED 9/30/25	1,482	9,882,375	$187,697	$18.99	$2.57	$2.05	6.9	1,232	8,533,508	$18.18	$15.69	15.9%

	NEW & RENEWAL LEASES ONLY
Three months ended 9/30/25	270	1,521,066	$34,919	$22.96	$3.33	$2.88	8.9	216	1,224,839	$20.93	$17.77	17.8%
Three months ended 6/30/25	400	1,708,956	40,673	23.80	5.27	3.77	7.8	327	1,352,414	23.49	18.91	24.2%
Three months ended 3/31/25	269	1,294,992	28,892	22.31	4.20	2.97	7.4	213	997,127	21.99	18.25	20.5%
Three months ended 12/31/24	313	1,525,365	31,794	20.84	3.83	3.69	8.2	247	1,220,412	20.33	16.80	21.0%
TOTAL - TWELVE MONTHS ENDED 9/30/25	1,252	6,050,379	$136,278	$22.52	$4.19	$3.36	8.1	1,003	4,794,792	$21.72	$17.95	21.0%

NEW LEASES
Three months ended 9/30/25	97	613,286	$15,856	$25.85	$6.56	$7.12	11.9	43	317,059	$20.73	$15.89	30.5%
Three months ended 6/30/25	153	922,941	20,459	22.17	8.31	6.98	9.8	81	570,079	20.44	14.21	43.8%
Three months ended 3/31/25	104	535,386	12,181	22.75	9.63	7.16	10.7	48	237,521	21.97	14.89	47.5%
Three months ended 12/31/24	137	828,952	16,845	20.32	6.23	6.77	10.3	72	529,064	18.89	14.06	34.4%
TOTAL - TWELVE MONTHS ENDED 9/30/25	491	2,900,565	$65,341	$22.53	$7.59	$6.98	10.5	244	1,653,723	$20.22	$14.58	38.7%

RENEWAL LEASES
Three months ended 9/30/25	173	907,780	$19,063	$21.00	$1.15	$0.02	6.8	173	907,780	$21.00	$18.42	14.0%
Three months ended 6/30/25	247	786,015	20,214	25.72	1.69	0.01	5.5	246	782,335	25.72	22.34	15.1%
Three months ended 3/31/25	165	759,606	16,711	22.00	0.38	0.02	5.1	165	759,606	22.00	19.30	14.0%
Three months ended 12/31/24	176	696,413	14,949	21.47	0.97	0.03	5.7	175	691,348	21.43	18.90	13.4%
TOTAL - TWELVE MONTHS ENDED 9/30/25	761	3,149,814	$70,937	$22.52	$1.06	$0.02	5.8	759	3,141,069	$22.51	$19.72	14.1%

OPTION LEASES
Three months ended 9/30/25	53	1,116,945	$14,759	$13.21	$—	$—	5.1	52	1,023,665	$13.96	$13.33	4.7%
Three months ended 6/30/25	59	756,366	10,412	13.77	—	—	5.0	59	756,366	13.77	12.89	6.8%
Three months ended 3/31/25	65	952,402	13,722	14.41	—	—	5.0	65	952,402	14.41	13.45	7.1%
Three months ended 12/31/24	53	1,006,283	12,526	12.45	—	—	5.1	53	1,006,283	12.45	11.59	7.4%
TOTAL - TWELVE MONTHS ENDED 9/30/25	230	3,831,996	$51,419	$13.42	$—	$—	5.0	229	3,738,716	$13.63	$12.80	6.5%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 9/30/25						Twelve Months Ended 9/30/25
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	18%	1,866,570	71%	53%	$14.06	10.9%	15%	6,486,344	66%	47%	$13.62	15.7%
New & Renewal Leases Only	12%	881,456	58%	43%	17.09	19.2%	10%	3,193,879	53%	38%	16.14	27.3%
New Leases	18%	400,489	65%	55%	21.72	38.9%	14%	1,753,087	60%	46%	17.18	52.8%
Renewal Leases	9%	480,967	53%	33%	13.23	9.6%	8%	1,440,792	46%	30%	14.87	12.1%
Option Leases	47%	985,114	88%	76%	11.36	4.0%	43%	3,292,465	86%	72%	11.19	5.5%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	82%	771,441	29%	47%	$30.36	14.9%	85%	3,396,031	34%	53%	$29.25	16.0%
New & Renewal Leases Only	88%	639,610	42%	57%	31.04	16.8%	90%	2,856,500	47%	62%	29.66	17.7%
New Leases	82%	212,797	35%	45%	33.63	19.6%	86%	1,147,478	40%	54%	30.70	26.1%
Renewal Leases	91%	426,813	47%	67%	29.75	16.3%	92%	1,709,022	54%	70%	28.97	15.1%
Option Leases	53%	131,831	12%	24%	27.08	7.1%	57%	539,531	14%	28%	27.04	9.1%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 29

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	9/30/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24
NEW LEASES
Weighted average over lease term:
Base rent	$24.88	$28.03	$24.49	$24.76	$23.04	$25.13
Tenant improvements and allowances	(0.93)	(0.78)	(1.02)	(1.19)	(0.76)	(1.14)
Third-party leasing commissions	(0.70)	(0.70)	(0.70)	(0.71)	(0.69)	(0.76)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	23.25	26.55	22.77	22.86	21.59	23.23
Tenant specific landlord work (1)	(2.01)	(2.02)	(2.19)	(1.51)	(2.12)	(1.91)
NET EFFECTIVE RENT	$21.24	$24.53	$20.58	$21.35	$19.47	$21.32
Net effective rent before tenant specific landlord work /
base rent	93%	95%	93%	92%	94%	92%
Net effective rent / base rent	85%	88%	84%	86%	85%	85%
Weighted average term (years)	10.5	11.9	9.8	10.7	10.3	10.3

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	45%	55%	43%	42%	41%	33%
< 10,000 SF	55%	45%	57%	58%	59%	67%

LEASES SIGNED BUT NOT YET COMMENCED (2) (3)
As of 9/30/2025	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	72	1,843,669	$30,826	$16.72
< 10,000 SF	270	868,054	29,644	34.15
TOTAL	342	2,711,723	$60,470	$22.30

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2025 (remaining)	2026	2027+	Total
Projected Lease Commencements	$18,913	$28,967	$12,590	$60,470

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 430 basis points of total portfolio GLA ($60.5M in ABR), 40 basis points ($7.2M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
(3) Includes only new leases and expansions of existing leases.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 30

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	174	598,955	1.0%	0.9%	$16.11	$16.11	12	218,279	0.5%	0.4%	$9.60	$9.60	162	380,676	2.0%	1.4%	$19.84	$19.84
2025	120	458,589	0.8%	0.7%	16.02	16.03	11	167,170	0.4%	0.3%	8.92	8.92	109	291,419	1.5%	1.1%	20.09	20.10
2026	946	5,747,539	9.6%	8.2%	14.84	14.89	130	3,615,127	8.9%	6.9%	9.63	9.65	816	2,132,412	11.3%	9.5%	23.67	23.78
2027	1,103	8,125,067	13.6%	12.8%	16.33	16.54	182	5,550,049	13.6%	12.8%	11.67	11.71	921	2,575,018	13.7%	12.8%	26.36	26.95
2028	1,107	6,924,321	11.6%	12.1%	18.06	18.56	162	4,493,857	11.0%	11.0%	12.43	12.51	945	2,430,464	12.9%	13.1%	28.47	29.75
2029	972	8,100,874	13.6%	12.8%	16.32	16.88	180	5,876,662	14.4%	13.7%	11.82	11.97	792	2,224,212	11.8%	11.9%	28.18	29.86
2030	914	7,753,075	13.0%	12.3%	16.40	17.25	185	5,548,468	13.6%	12.9%	11.78	12.04	729	2,204,607	11.7%	11.7%	28.02	30.34
2031	492	4,464,140	7.5%	7.1%	16.41	18.15	105	3,225,662	7.9%	7.8%	12.31	13.22	387	1,238,478	6.6%	6.4%	27.11	31.00
2032	391	2,825,534	4.7%	5.1%	18.51	20.71	64	1,830,108	4.5%	4.5%	12.44	13.54	327	995,426	5.3%	5.6%	29.68	33.89
2033	427	3,051,065	5.1%	5.7%	19.40	21.95	79	1,904,627	4.7%	5.0%	13.27	14.49	348	1,146,438	6.1%	6.5%	29.59	34.33
2034	432	3,649,407	6.2%	6.4%	18.09	20.66	85	2,539,952	6.2%	6.4%	12.74	13.88	347	1,109,455	5.9%	6.3%	30.32	36.20
2035+	825	7,914,067	13.3%	15.9%	20.82	24.87	213	5,822,025	14.3%	18.3%	15.82	18.20	612	2,092,042	11.2%	13.7%	34.72	43.45

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	174	598,955	1.0%	0.9%	$16.11	$16.11	12	218,279	0.5%	0.4%	$9.60	$9.60	162	380,676	2.0%	1.4%	$19.84	$19.84
2025	118	447,989	0.8%	0.7%	15.80	15.81	11	167,170	0.4%	0.3%	8.92	8.92	107	280,819	1.5%	1.1%	19.90	19.91
2026	767	3,442,524	5.8%	5.0%	15.05	15.15	68	1,714,010	4.2%	2.4%	7.23	7.28	699	1,728,514	9.2%	7.5%	22.81	22.95
2027	743	2,841,148	4.8%	5.9%	21.64	22.16	54	1,159,224	2.8%	3.1%	13.73	13.87	689	1,681,924	8.9%	8.6%	27.10	27.87
2028	783	2,510,331	4.2%	5.7%	23.61	24.75	41	840,208	2.1%	2.3%	13.60	13.89	742	1,670,123	8.9%	9.0%	28.64	30.21
2029	609	2,094,107	3.5%	4.7%	23.12	24.87	30	673,106	1.7%	1.8%	13.54	14.56	579	1,421,001	7.6%	7.4%	27.66	29.75
2030	567	2,553,700	4.3%	5.2%	20.88	22.83	50	1,154,669	2.8%	3.1%	13.57	14.34	517	1,399,031	7.4%	7.1%	26.91	29.84
2031	334	1,761,838	3.0%	3.2%	18.66	21.24	30	940,903	2.3%	2.1%	11.31	12.37	304	820,935	4.4%	4.2%	27.08	31.40
2032	336	2,064,426	3.5%	3.7%	18.62	20.77	53	1,236,377	3.0%	3.1%	12.55	13.69	283	828,049	4.4%	4.3%	27.69	31.34
2033	319	2,045,402	3.4%	3.7%	18.53	21.05	58	1,245,932	3.1%	3.1%	12.49	13.63	261	799,470	4.2%	4.3%	27.94	32.60
2034	335	2,255,871	3.7%	4.0%	18.37	21.17	51	1,417,004	3.5%	3.3%	11.95	13.12	284	838,867	4.5%	4.7%	29.22	34.75
2035+	2,818	36,996,342	62.0%	57.3%	16.03	20.79	950	30,025,104	73.6%	75.0%	12.63	16.18	1,868	6,971,238	37.0%	40.4%	30.67	40.64

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 9/30/25				81.2%	85.2%

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 31

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2024 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		247	43,583,262	90.2%	93.9%	$741,222	$19.21	69.8%	68.8%	71.6%
	CBSAs Ranked 51 - 100 by Population		35	6,786,315	88.0%	93.9%	97,810	16.33	9.9%	10.7%	9.5%
	Other CBSAs		72	12,998,933	91.5%	94.9%	195,816	17.15	20.3%	20.5%	18.9%

	TOTAL		354	63,368,510	90.2%	94.1%	$1,034,848	$18.48	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9	21	3,964,291	94.6%	97.0%	$76,812	$23.05	5.8%	6.4%	7.5%
2	New York-Newark-Jersey City, NY-NJ	1	27	3,216,078	84.7%	91.0%	73,279	25.47	7.5%	5.0%	7.2%
3	Houston-Pasadena-The Woodlands, TX	5	30	4,382,022	89.5%	93.0%	71,581	18.09	8.4%	6.8%	6.9%
4	Chicago-Naperville-Elgin, IL-IN	3	15	3,821,273	83.0%	89.2%	56,226	16.96	4.1%	6.0%	5.4%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,720,452	86.6%	95.0%	54,638	22.32	3.6%	4.3%	5.3%
6	Atlanta-Sandy Springs-Roswell, GA	8	22	3,234,792	91.8%	96.6%	45,902	15.25	6.1%	5.1%	4.4%
7	Los Angeles-Long Beach-Anaheim, CA	2	11	1,901,253	93.8%	95.1%	44,747	26.98	3.0%	3.0%	4.3%
8	Tampa-St. Petersburg-Clearwater, FL	17	12	2,241,084	92.7%	93.6%	34,321	17.39	3.4%	3.5%	3.3%
9	Cincinnati, OH-KY-IN	30	7	1,632,601	96.6%	98.3%	23,974	19.70	2.0%	2.6%	2.3%
10	Naples-Marco Island, FL	136	5	1,068,109	95.4%	97.9%	22,152	21.54	1.4%	1.7%	2.1%
	10 Largest CBSAs by ABR	—	163	28,181,955	89.9%	94.1%	503,632	20.29	45.3%	44.4%	48.7%

11	Orlando-Kissimmee-Sanford, FL	20	5	813,168	93.4%	97.6%	21,268	26.87	1.4%	1.3%	2.1%
12	Miami-Fort Lauderdale-West Palm Beach, FL	6	7	1,051,536	86.2%	94.2%	19,486	20.22	2.0%	1.7%	1.9%
13	Denver-Aurora-Centennial, CO	19	6	1,300,836	84.7%	90.2%	18,932	17.49	1.7%	2.1%	1.8%
14	San Diego-Chula Vista-Carlsbad, CA	18	3	657,898	96.1%	98.8%	18,254	28.30	0.8%	1.0%	1.8%
15	Detroit-Warren-Dearborn, MI	14	7	1,366,229	94.9%	95.7%	17,635	14.80	2.0%	2.2%	1.7%
16	Ann Arbor, MI	150	4	942,205	90.4%	98.6%	17,291	18.83	1.1%	1.5%	1.7%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,642	89.7%	95.3%	16,289	17.35	2.3%	1.7%	1.6%
18	Charlotte-Concord-Gastonia, NC-SC	21	4	1,301,277	92.9%	97.0%	16,244	14.15	1.1%	2.1%	1.6%
19	Boston-Cambridge-Newton, MA-NH	11	7	862,259	89.0%	90.8%	13,303	16.98	2.0%	1.4%	1.3%
20	Hartford-West Hartford-East Hartford, CT	51	4	876,628	87.6%	91.1%	13,183	16.85	1.1%	1.4%	1.3%
	20 Largest CBSAs by ABR	—	218	38,440,633	90.0%	94.3%	675,517	19.83	60.8%	60.8%	65.5%

21	North Port-Bradenton-Sarasota, FL	62	5	745,713	88.4%	96.5%	11,976	16.81	1.4%	1.2%	1.2%
22	Port St. Lucie, FL	106	5	692,612	93.7%	97.9%	11,852	17.64	1.4%	1.1%	1.1%
23	Vallejo, CA	120	1	519,266	97.9%	98.3%	11,837	23.38	0.3%	0.8%	1.1%
24	Binghamton, NY	204	4	750,730	92.1%	98.9%	11,800	16.01	1.1%	1.2%	1.1%
25	San Francisco-Oakland-Fremont, CA	13	2	506,513	75.8%	77.5%	11,579	29.67	0.6%	0.8%	1.1%
26	Allentown-Bethlehem-Easton, PA-NJ	68	3	824,148	88.4%	99.3%	11,500	15.30	0.8%	1.3%	1.1%
27	Nashville-Davidson--Murfreesboro--Franklin, TN	34	4	771,283	95.1%	96.5%	11,188	15.09	1.1%	1.2%	1.1%

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 32

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	Riverside-San Bernardino-Ontario, CA	12	4	501,668	95.8%	99.5%	11,174	25.62	1.1%	0.8%	1.1%
29	Memphis, TN-MS-AR	46	1	649,252	93.3%	95.3%	9,943	16.94	0.3%	1.0%	1.0%
30	Cleveland, OH	35	3	643,028	87.0%	87.5%	8,895	15.96	0.8%	1.0%	0.9%
31	Jacksonville, FL	39	3	695,662	92.0%	92.6%	8,531	13.89	0.8%	1.1%	0.8%
32	Indianapolis-Carmel-Greenwood, IN	33	2	709,560	89.9%	91.3%	8,389	13.20	0.6%	1.1%	0.8%
33	Louisville/Jefferson County, KY-IN	44	4	699,917	93.4%	93.4%	8,025	12.62	1.1%	1.1%	0.8%
34	Raleigh-Cary, NC	41	3	462,319	98.8%	99.7%	7,970	17.38	0.8%	0.7%	0.8%
35	Worcester, MA	70	3	529,286	93.6%	94.5%	6,991	16.78	0.8%	0.8%	0.7%
36	Wilmington, NC	113	2	379,959	99.8%	100.0%	6,508	17.34	0.6%	0.6%	0.6%
37	Greensboro-High Point, NC	79	1	407,244	97.4%	100.0%	6,507	15.98	0.3%	0.6%	0.6%
38	Milwaukee-Waukesha, WI	42	3	520,769	93.6%	93.6%	6,371	13.09	0.8%	0.8%	0.6%
39	Scranton--Wilkes-Barre, PA	104	2	618,431	92.1%	95.4%	6,318	25.72	0.6%	1.0%	0.6%
40	Oxnard-Thousand Oaks-Ventura, CA	76	2	319,844	84.2%	98.2%	6,217	20.50	0.6%	0.5%	0.6%
41	Hilton Head Island-Bluffton-Port Royal, SC	205	3	321,481	83.0%	97.9%	6,110	19.41	0.8%	0.5%	0.6%
42	Kiryas Joel-Poughkeepsie-Newburgh, NY	86	3	401,205	95.4%	96.6%	5,714	15.87	0.8%	0.6%	0.6%
43	Atlantic City-Hammonton, NJ	154	2	315,534	98.0%	98.5%	5,503	17.71	0.6%	0.5%	0.5%
44	Lexington Park, MD	230	2	371,986	78.8%	82.0%	5,485	18.19	0.6%	0.6%	0.5%
45	Spartanburg, SC	139	1	376,624	92.6%	95.4%	5,339	15.21	0.3%	0.6%	0.5%
46	College Station-Bryan, TX	176	2	296,841	95.9%	97.6%	5,139	23.41	0.6%	0.5%	0.5%
47	Manchester-Nashua, NH	130	2	234,324	98.8%	99.5%	5,123	23.62	0.6%	0.4%	0.5%
48	Cape Coral-Fort Myers, FL	73	1	281,822	97.3%	97.3%	4,969	18.61	0.3%	0.4%	0.5%
49	Boulder, CO	163	1	275,919	97.1%	99.0%	4,664	17.08	0.3%	0.4%	0.5%
50	Greenville-Anderson-Greer, SC	56	2	220,723	99.4%	99.4%	4,469	20.86	0.6%	0.3%	0.4%
	50 Largest CBSAs by ABR	—	294	53,484,296	90.6%	94.6%	911,603	19.17	82.2%	84.3%	88.3%

51	Panama City-Panama City Beach, FL	212	2	403,492	99.1%	99.3%	4,446	11.27	0.6%	0.6%	0.4%
52	Kansas City, MO-KS	31	3	448,226	93.3%	93.6%	4,364	10.40	0.8%	0.7%	0.4%
53	Norwich-New London-Willimantic, CT	177	1	243,436	88.2%	88.2%	4,217	20.11	0.3%	0.4%	0.4%
54	Bakersfield-Delano, CA	64	1	240,068	95.3%	100.0%	4,148	17.59	0.3%	0.4%	0.4%
55	Sacramento-Roseville-Folsom, CA	27	1	101,466	87.5%	100.0%	4,080	40.21	0.3%	0.2%	0.4%
56	Winston-Salem, NC	87	2	351,938	73.0%	76.0%	3,737	14.67	0.6%	0.6%	0.4%
57	Greenville, NC	253	1	233,153	100.0%	100.0%	3,725	15.98	0.3%	0.4%	0.4%
58	Springfield, MA	119	2	321,398	93.5%	93.5%	3,489	15.93	0.6%	0.5%	0.3%
59	Dayton-Kettering-Beavercreek, OH	77	1	333,998	70.5%	70.5%	3,427	15.03	0.3%	0.5%	0.3%
60	New Haven, CT	102	3	308,926	92.6%	92.6%	3,389	11.84	0.8%	0.5%	0.3%
61	Mobile, AL	137	1	398,701	70.9%	70.9%	3,193	11.65	0.3%	0.6%	0.3%
62	Pittsfield, MA	335	1	188,493	99.1%	99.1%	3,161	16.93	0.3%	0.3%	0.3%
63	Richmond, VA	45	1	152,279	90.9%	99.3%	3,161	20.91	0.3%	0.2%	0.3%
64	Virginia Beach-Chesapeake-Norfolk, VA-NC	38	1	150,014	99.8%	99.8%	3,143	21.21	0.3%	0.2%	0.3%
65	Columbus, OH	32	2	277,000	93.9%	94.7%	3,114	12.26	0.6%	0.4%	0.3%

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 33

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Fresno, CA	49	1	200,166	96.2%	96.2%	3,091	16.05	0.3%	0.3%	0.3%
67	Savannah, GA	128	2	214,679	97.9%	97.9%	3,042	14.48	0.6%	0.3%	0.3%
68	Concord, NH	285	1	196,542	62.9%	79.1%	3,037	20.90	0.3%	0.3%	0.3%
69	Bridgeport-Stamford-Danbury, CT	60	1	180,507	79.8%	95.9%	3,003	19.53	0.3%	0.3%	0.3%
70	Roanoke, VA	167	2	311,149	99.2%	100.0%	2,987	11.84	0.6%	0.5%	0.3%
71	Waterbury-Shelton, CT	121	1	177,937	92.9%	92.9%	2,595	15.71	0.3%	0.3%	0.3%
72	Santa Maria-Santa Barbara, CA	124	1	166,696	100.0%	100.0%	2,509	15.05	0.3%	0.3%	0.2%
73	Tucson, AZ	53	1	165,350	100.0%	100.0%	2,408	14.56	0.3%	0.3%	0.2%
74	Portland-South Portland, ME	103	1	287,459	83.9%	100.0%	2,344	19.69	0.3%	0.5%	0.2%
75	Flint, MI	140	1	164,632	98.5%	100.0%	2,339	14.30	0.3%	0.3%	0.2%
76	Columbus, IN	439	1	143,740	98.9%	100.0%	2,322	16.15	0.3%	0.2%	0.2%
77	Trenton-Princeton, NJ	143	1	149,993	100.0%	100.0%	2,247	14.98	0.3%	0.2%	0.2%
78	Duluth, MN-WI	181	1	183,105	83.3%	83.3%	2,236	14.66	0.3%	0.3%	0.2%
79	Crestview-Fort Walton Beach-Destin, FL	171	1	158,118	100.0%	100.0%	2,106	13.32	0.3%	0.2%	0.2%
80	Toledo, OH	99	1	298,765	67.3%	90.4%	2,098	13.03	0.3%	0.5%	0.2%
81	Rutland, VT	552	1	223,314	93.5%	93.5%	2,088	10.00	0.3%	0.4%	0.2%
82	Deltona-Daytona Beach-Ormond Beach, FL	84	1	184,379	75.6%	90.1%	2,070	12.47	0.3%	0.3%	0.2%
83	Manhattan, KS	321	1	214,898	93.4%	93.4%	2,024	16.84	0.3%	0.3%	0.2%
84	Austin-Round Rock-San Marcos, TX	25	1	170,605	89.5%	89.5%	2,009	13.16	0.3%	0.3%	0.2%
85	Charleston-North Charleston, SC	71	1	174,094	95.1%	100.0%	1,976	11.50	0.3%	0.3%	0.2%
86	Palm Bay-Melbourne-Titusville, FL	91	1	131,243	91.3%	91.3%	1,962	16.38	0.3%	0.2%	0.2%
87	Murrells Inlet, SC	519	1	120,453	97.7%	97.7%	1,835	15.60	0.3%	0.2%	0.2%
88	Ithaca, NY	382	1	204,405	60.2%	69.1%	1,828	12.93	0.3%	0.3%	0.2%
89	Lansing-East Lansing, MI	116	1	160,946	100.0%	100.0%	1,779	11.05	0.3%	0.3%	0.2%
90	Corbin, KY	301	1	166,026	99.0%	99.0%	1,639	9.97	0.3%	0.3%	0.2%
91	Lafayette-West Lafayette, IN	214	1	132,027	100.0%	100.0%	1,536	11.63	0.3%	0.2%	0.1%
92	Knoxville, TN	61	1	119,360	100.0%	100.0%	1,455	12.19	0.3%	0.2%	0.1%
93	Corpus Christi, TX	122	1	84,667	89.5%	95.3%	1,421	17.62	0.3%	0.1%	0.1%
94	St. Louis, MO-IL	23	1	137,408	69.6%	69.6%	1,369	14.82	0.3%	0.2%	0.1%
95	Modesto, CA	107	1	86,689	75.5%	75.5%	1,111	17.64	0.3%	0.1%	0.1%
96	Washington-Arlington-Alexandria, DC-VA-MD-WV	7	1	132,907	81.0%	81.0%	1,067	9.91	0.3%	0.2%	0.1%
97	Parkersburg-Vienna, WV	433	1	75,344	54.1%	100.0%	884	11.73	0.3%	0.1%	0.1%
98	Grand Rapids-Wyoming-Kentwood, MI	50	1	99,529	90.9%	92.6%	868	9.42	0.3%	0.2%	0.1%
99	Muskegon-Norton Shores, MI	260	1	104,600	42.3%	42.3%	775	17.50	0.3%	0.2%	0.1%
100	Altoona, PA	356	1	9,894	86.7%	100.0%	391	39.52	0.3%	—%	—%
TOTAL		—	354	63,368,510	90.2%	94.1%	$1,034,848	$18.48	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 34

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	48	8,466,938	92.1%	95.5%	$145,139	$18.46	13.6%	13.4%	14.0%
2	Texas	47	7,654,587	88.7%	93.8%	134,788	19.66	13.3%	12.1%	13.0%
3	California	28	5,201,527	92.3%	95.0%	118,747	25.27	7.9%	8.2%	11.5%
4	New York	27	3,438,685	87.2%	93.7%	74,923	23.85	7.6%	5.3%	7.3%
5	Pennsylvania	22	4,226,224	92.0%	96.7%	72,758	21.94	6.2%	6.7%	7.1%
6	Illinois	15	3,821,273	83.0%	89.2%	56,226	16.96	4.2%	6.0%	5.5%
7	Georgia	24	3,449,471	92.1%	96.7%	48,944	15.20	6.8%	5.4%	4.8%
8	New Jersey	16	2,789,800	91.3%	93.6%	47,711	19.41	4.5%	4.4%	4.6%
9	North Carolina	13	3,135,890	93.5%	96.0%	44,691	15.53	3.7%	4.9%	4.3%
10	Michigan	15	2,838,141	91.8%	95.1%	40,687	15.83	4.2%	4.5%	3.9%
11	Ohio	13	2,505,753	86.5%	90.5%	32,314	17.11	3.7%	4.0%	3.1%
12	Connecticut	10	1,787,434	88.3%	91.7%	26,387	16.52	2.8%	2.8%	2.5%
13	Massachusetts	11	1,660,048	94.4%	95.3%	24,948	17.60	3.1%	2.6%	2.4%
14	Colorado	7	1,576,755	86.9%	91.7%	23,596	17.41	2.0%	2.5%	2.3%
15	Tennessee	6	1,539,895	94.7%	96.3%	22,586	15.60	1.7%	2.4%	2.2%
16	South Carolina	8	1,213,375	92.1%	97.7%	19,729	16.87	2.3%	1.9%	1.9%
17	Kentucky	6	1,545,582	96.0%	96.2%	18,858	14.19	1.7%	2.4%	1.8%
18	Minnesota	9	1,269,747	88.7%	93.6%	18,525	16.98	2.5%	2.0%	1.8%
19	Indiana	4	985,327	92.6%	93.7%	12,247	13.44	1.1%	1.6%	1.2%
20	Virginia	5	746,349	94.4%	96.4%	10,358	15.71	1.4%	1.2%	1.0%
21	New Hampshire	5	672,254	80.2%	85.8%	10,156	18.45	1.4%	1.1%	1.0%
22	Wisconsin	3	520,769	93.6%	93.6%	6,371	13.09	0.8%	0.8%	0.6%
23	Maryland	2	371,986	78.8%	82.0%	5,485	18.19	0.6%	0.6%	0.5%
24	Missouri	3	423,933	87.9%	88.3%	4,208	11.34	0.8%	0.7%	0.4%
25	Kansas	2	376,599	90.8%	90.8%	3,549	13.58	0.6%	0.6%	0.3%
26	Alabama	1	398,701	70.9%	70.9%	3,193	11.65	0.3%	0.6%	0.3%
27	Arizona	1	165,350	100.0%	100.0%	2,408	14.56	0.3%	0.3%	0.2%
28	Maine	1	287,459	83.9%	100.0%	2,344	19.69	0.3%	0.5%	0.2%
29	Vermont	1	223,314	93.5%	93.5%	2,088	10.00	0.3%	0.4%	0.2%
30	West Virginia	1	75,344	54.1%	100.0%	884	11.73	0.3%	0.1%	0.1%

TOTAL		354	63,368,510	90.2%	94.1%	$1,034,848	$18.48	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 35

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	398,701	70.9%	$3,193	$11.65	Sam's Club*	bealls, Burlington Stores, Crunch Fitness, David's Bridal, Five Below, Fresenius Medical Care, Marshalls, Shoe Station, Ulta, World Market	Piccadilly
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,408	14.56	Sam's Club*	Ace Pickleball Club, Big 5 Sporting Goods, CareMore, Defy-Tucson, Dollar Tree	—
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield-Delano, CA	1970	240,068	100.0%	4,148	17.59	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	86.8%	5,406	34.79	Ralphs (Kroger)	HomeGoods, World Market	—
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	100.0%	3,487	28.64	TBA, Trader Joe's*	CVS, Harbor Freight Tools	—
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,633	24.60	Stater Bros.	—	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	94.3%	2,950	25.39	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection (3)	Davis	CA	Sacramento-Roseville-Folsom, CA	2025	101,466	100.0%	4,080	40.21	Trader Joe's	Nordstrom Rack, PetSmart, Ulta	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	94.9%	1,740	18.59	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	97.8%	3,496	28.66	Major Market, Trader Joe's	FunBox	—
11	Arbor Faire	Fresno	CA	Fresno, CA	1995	200,166	96.2%	3,091	16.05	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,509	15.05	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	86,689	75.5%	1,111	17.64	Grocery Outlet	dd's Discounts (Ross)	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	94.4%	6,144	23.07	Albertsons	Best Buy, CVS, Kohl's, Optum Urgent Care, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,544	21.08	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	215,930	100.0%	2,875	13.47	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	1996	177,573	35.9%	1,475	23.15	—	—	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	2019	328,940	100.0%	10,104	30.94	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2025	258,685	92.6%	6,781	28.29	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls/HomeGoods, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	99.3%	5,851	34.66	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,482	30.43	Stater Bros.	—	—
22	Village at Mira Mesa	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	434,634	100.0%	13,018	30.32	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Petco	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	97.4%	4,305	26.83	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J.Maxx	Big 5 Sporting Goods, Burlington Stores
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	82.0%	3,505	39.34	Trader Joe's	Petco, Ross Dress for Less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	4,084	27.46	El Super (Chedraui USA), Walmart Supercenter	Five Below, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.0%	2,730	15.04	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, CVS, Dollar Tree, Planet Fitness, Regency Theaters	—
27	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2024	201,682	99.4%	4,430	29.56	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Harbor Freight Tools, Kahoots	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	97.7%	1,364	26.26	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	100.0%	2,567	25.89	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo, CA	2023	519,266	98.3%	11,837	23.38	Costco*	Boot Barn, Century Theatres, City Sports Club, DSW, Mancini's Sleepworld, Marshalls, Michaels, OfficeMax, Pep Boys, Petco, PetSmart, Ross Dress for Less, Sky Zone, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Centennial, CO	1994	93,904	100.0%	1,050	11.55	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Centennial, CO	1996	476,299	76.2%	7,045	19.64	King Soopers (Kroger)	2nd & Charles, Ace Hardware, Ace Pickleball, Activate, AMC, Boot Barn, Burlington Stores, Goldfish Swim School, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Centennial, CO	1996	178,013	100.0%	2,393	13.92	King Soopers (Kroger)	Chuze Fitness, iGen	—

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 36

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

34	Villa Monaco	Denver	CO	Denver-Aurora-Centennial, CO	1978	121,101	93.2%	1,976	17.51	—	Chuze Fitness	—
35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Centennial, CO	2013	113,830	100.0%	1,441	39.46	King Soopers (Kroger)	—	—
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	99.0%	4,664	17.08	Whole Foods Market (Amazon), Costco*, SuperTarget*	Barnes & Noble, Chuck E. Cheese, Goldfish Swim School, Michaels, PetSmart, Restoration Hardware Outlet, Stickley Furniture, T.J.Maxx, Ulta	—
37	Westminster City Center	Westminster	CO	Denver-Aurora-Centennial, CO	2024	317,689	98.1%	5,027	16.13	Trader Joe's	Barnes & Noble, Cavender's Boot City, David's Bridal, Dollar Tree, DSW, Golf Galaxy, Hyper Kidz, Petco, Ross Dress for Less, Sierra Trading Post, The Tile Shop, Ulta	—
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	108,167	92.1%	2,983	29.94	Whole Foods Market (Amazon)	Petco	—
39	Parkway Plaza	Hamden	CT	New Haven, CT	2006	72,353	100.0%	1,141	15.77	Price Rite Marketplace (Wakefern)	—	The Home Depot
40	The Manchester Collection (2)	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	310,649	98.1%	3,673	12.76	Walmart Supercenter*	Advance Auto Parts, DSW, Edge Fitness, Hobby Lobby, Lava Island, Namco, Pickleball Kingdom, Savers, U.S. Furniture	—
41	The Plaza at Buckland Hills	Manchester	CT	Hartford-West Hartford-East Hartford, CT	1987	307,918	80.9%	4,797	19.26	Trader Joe's	Burlington Stores, Dollar Tree, K&G Fashion, Marshalls, Michaels, PetSmart, Total Wine & More, Ulta	—
42	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	97.1%	1,730	11.88	Price Chopper (Northeast Grocery)	—	—
43	North Haven Crossing	North Haven	CT	New Haven, CT	1993	102,787	89.8%	1,642	17.78	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
44	Colonial Commons - Orange	Orange	CT	New Haven, CT	1996	133,786	90.8%	606	4.99	—	—	—
45	Stratford Square	Stratford	CT	Bridgeport-Stamford-Danbury, CT	1984	180,507	95.9%	3,003	19.53	ALDI	Esporta Fitness, Five Below, Marshalls	—
46	Waterbury Plaza	Waterbury	CT	Waterbury-Shelton, CT	2000	177,937	92.9%	2,595	15.71	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
47	Waterford Commons	Waterford	CT	Norwich-New London-Willimantic, CT	2004	243,436	88.2%	4,217	20.11	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	97.3%	4,969	18.61	Publix	bealls, Burlington Stores, Gold's Gym, Kohl's, Naples Community Hospital, NewSouth Window Solutions	—
49	Coastal Way - Coastal Landing (2)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	393,249	100.0%	6,535	19.48	BJ's Wholesale Club, Sprouts Farmers Market	Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	—
50	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,729	98.0%	7,989	27.11	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta	Lowe's
51	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	263,646	92.3%	4,388	18.18	Publix	Burlington Stores, Harvest Church, Off the Wall Trampoline, Planet Fitness, Sanitas Medical Center	—
52	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,483	84.3%	2,039	26.74	—	Broward County Library, CVS	—
53	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	90.1%	2,070	12.47	Publix	Marshalls, Planet Fitness, Tractor Supply Co.	—
54	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	100.0%	2,106	13.32	Publix, ALDI*	bealls, Books-A-Million, Office Depot, T.J.Maxx	—
55	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	951	10.90	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	—
56	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	329,740	92.6%	3,218	11.35	—	American Freight, bealls, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	—
57	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	100.0%	2,189	22.29	—	Esporta Fitness, La Familia Pawn & Jewelry	—
58	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	135,820	100.0%	2,975	22.28	Walmart Neighborhood Market	Walgreens	—
59	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	185,675	94.8%	2,058	11.87	Publix	City Mattress, Dollar Tree, Staples	—
60	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	98.0%	3,256	30.34	Publix	—	—
61	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2023	231,536	100.0%	5,323	25.12	Fresco y Más	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	—
62	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	100.0%	2,883	14.92	Publix	Burlington Stores, HomeGoods, Pet Supplies Plus, Planet Fitness	—
63	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,579	99.7%	6,313	20.66	Trader Joe's	Chuck E. Cheese, Connors Steak and Seafood, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
64	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,518	22.78	Publix	Marshalls, Office Depot, PGA TOUR Superstore, West Marine	—
65	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	92.4%	5,182	23.14	The Fresh Market	Barnes & Noble, Burlington Stores, Dollar Tree, HomeGoods, Saks OFF Fifth	—
66	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	94.5%	1,099	14.33	Publix	—	—
67	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,291	16.24	—	JAS Furniture Group, LA Fitness	Target

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

68	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,289	16.89	Publix	—	—
69	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,454	20.00	Seabra Foods	Office Depot	—
70	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2025	423,004	95.3%	14,045	34.83	—	Activate, Capital Grille, Cuba Libre, Dick's Last Resort, Hampton Social, Improv & Fat Fish Blue, Main Event, Maggiano's Little Italy, Monkey Joe's, Museum of Ice Cream, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
71	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	877	13.59	Publix	—	—
72	Martin Downs Village Center (2)	Palm City	FL	Port St. Lucie, FL	1987	167,145	96.7%	3,743	24.11	—	Goodwill, Walgreens	—
73	23rd Street Station	Panama City	FL	Panama City-Panama City Beach, FL	1995	98,827	98.7%	1,586	16.26	Publix	—	—
74	Panama City Square	Panama City	FL	Panama City-Panama City Beach, FL	1989	304,665	99.5%	2,860	9.63	Walmart Supercenter	Good Deal Charlie’s Furniture, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
75	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	2024	214,489	99.2%	3,427	16.11	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
76	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	97.5%	1,398	15.07	Winn-Dixie (ALDI)	—	—
77	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	813	14.26	Winn-Dixie (Southeastern Grocers)	—	—
78	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	92.6%	904	24.76	SuperTarget*	—	—
79	Beneva Village Shoppes	Sarasota	FL	North Port-Bradenton-Sarasota, FL	2020	144,078	100.0%	3,049	21.16	Publix	Archwell Health, Fitness Premier, Harbor Freight Tools	—
80	Sarasota Village	Sarasota	FL	North Port-Bradenton-Sarasota, FL	1972	173,654	100.0%	2,560	15.11	Publix	Crunch Fitness, HomeGoods, Ross Dress For Less	—
81	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	131,243	91.3%	1,962	16.38	Publix	Home Centric, Planet Fitness	—
82	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,290	14.61	Sprouts Farmers Market	bealls, Burlington Stores, T.J.Maxx	—
83	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	276,100	90.1%	4,362	17.93	Publix	Bealls Florida, Burlington Stores, Michaels, Petco	—
84	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	81.6%	2,300	20.76	Publix	CVS	—
85	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,327	8.98	Winn-Dixie (ALDI)	bealls	—
86	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	174,015	81.4%	2,243	15.83	Winn-Dixie (Southeastern Grocers)	Chuck E. Cheese, Crunch Fitness	—
87	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	96.9%	2,407	16.42	Publix	Revive Health & Wellness	—
88	Sunrise Town Center (3)	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2025	104,972	86.7%	1,799	19.77	Patel Brothers, Publix	Dollar Tree	Walmart
89	Britton Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1958	465,639	86.6%	3,738	10.97	Publix	Burlington Stores, Conviva Care Center, Dollar Tree, Marshalls, Michaels, Pet Supermarket	—
90	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	97.1%	1,950	21.67	Publix	Phenix Salon Suites	—
91	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	90.2%	1,373	17.97	—	Dollar Tree, Ross Dress for Less	—
92	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,664	18.27	Publix	Petco, T.J.Maxx, Ulta	—
93	Venice Plaza	Venice	FL	North Port-Bradenton-Sarasota, FL	1999	140,345	98.9%	1,244	8.97	ALDI	T.J.Maxx/HomeGoods	—
94	Venice Shopping Center	Venice	FL	North Port-Bradenton-Sarasota, FL	2000	109,801	78.4%	946	10.99	Publix	—	—
95	Venice Village	Venice	FL	North Port-Bradenton-Sarasota, FL	2022	177,835	99.4%	4,177	23.97	Publix	Planet Fitness, The Paper Store	—
96	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	291,622	98.0%	4,680	22.30	—	American Freight, Barnes & Noble, Cooper's Hawk Winery & Restaurant, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
97	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	422,609	94.8%	6,116	15.50	City Farmers Market	Burlington Stores, dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma	—
98	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	98.2%	589	9.06	Food Depot	Dollar Tree	—
99	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	94.8%	1,262	16.84	—	—	—
100	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	100.0%	879	13.07	Publix	—	—
101	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	97.4%	1,432	15.49	Kroger	—	—
102	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	95.7%	916	12.31	Publix	—	—
103	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	83.7%	810	20.83	Kroger*	—	—

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

104	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,782	11.48	Costco*	American Freight, Ollie's Bargain Outlet, Studio Movie Grill	—
105	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	87.3%	1,537	11.52	Food Depot	Staples	—
106	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	220,787	100.0%	3,235	15.19	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
107	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	100.0%	1,514	15.60	Publix	—	—
108	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	93.8%	1,631	16.43	Publix	—	—
109	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2023	221,201	96.2%	2,585	12.15	—	Burlington Stores, DashMart, dd's Discounts (Ross), Dollar Tree, Five Below, Michaels, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
110	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	56,176	100.0%	1,068	19.43	—	Crunch Fitness	—
111	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	92.1%	1,387	13.31	Kroger	—	—
112	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	144,351	99.2%	2,357	16.47	Kroger	—	—
113	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2016	107,355	94.7%	2,163	21.28	—	Planet Fitness	—
114	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	100.0%	1,122	12.01	—	PGA TOUR Superstore	—
115	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2005	275,294	97.9%	3,527	13.08	Publix	Ace Pickleball Club, Frontgate, Sky Zone	—
116	Victory Square	Savannah	GA	Savannah, GA	2007	113,217	98.6%	1,841	16.49	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
117	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	184,185	98.5%	3,476	19.16	Kroger	DaVita Dialysis	—
118	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	135,865	98.4%	1,834	13.72	Walmart Supercenter*	Advance Auto Parts, Harbor Freight Tools, NCG Cinemas	—
119	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.1%	1,201	12.19	Kroger	—	—
120	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	1999	199,663	95.1%	4,131	21.76	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese, Dollar Tree, Kirkland's, Petco, Ulta	—
121	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	2000	151,643	92.4%	2,622	18.72	Swadeshi	Harbor Freight Tools, Slick City	Kohl's
122	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN	2006	196,445	99.5%	2,583	13.22	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
123	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN	1998	211,105	97.1%	2,986	16.35	—	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, XSport Fitness	The Home Depot
124	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN	1992	537,964	76.8%	5,793	15.08	Tony's Fresh Market (Heritage Grocers)	AMC, Burlington Stores, Dollar Tree, Hollywood Park, National Tire & Battery, OfficeMax, PetSmart, Planet Fitness, Ross Dress for Less, Skechers	—
125	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN	1987	273,060	78.4%	2,790	13.03	Jewel-Osco (Albertsons)	Harbor Freight Tools, VASA Fitness	Hobby Lobby
126	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN	2005	347,503	99.3%	5,048	14.63	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
127	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN	2006	171,530	78.5%	2,010	14.93	—	Bear Paddle Swim School, Lava Island, Painted Tree Marketplace	—
128	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN	1997	106,683	91.5%	1,572	16.10	Sunset Foods	—	—
129	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN	2019	240,345	70.1%	2,580	15.32	—	Altitude Trampoline Park, LA Fitness, Staxx Furniture	—
130	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN	1997	118,281	93.8%	1,808	17.20	Jewel-Osco (Albertsons)	Planet Fitness	—
131	Westridge Court / Block 59 (2) (3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN	2025	530,326	91.4%	11,138	24.62	The Fresh Market	DICK’S Sporting Goods Warehouse Sale, Discovery Clothing, Edge Fitness, Five Below, Funtopia USA, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta, Wayfair Outlet, World Market	—
132	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN	2007	387,873	96.9%	4,804	12.79	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco, Ulta	—
133	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN	1990	102,289	94.5%	2,207	22.83	Whole Foods Market (Amazon)	Skechers	—
134	Tinley Park Plaza (3)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN	2025	246,563	96.6%	4,154	17.79	Amazon Fresh	Burlington Stores, Dollar Tree, Planet Fitness, Ross Dress for Less, The Tile Shop	—
135	Meridian Village	Carmel	IN	Indianapolis-Carmel-Greenwood, IN	1990	130,431	97.7%	1,487	11.67	—	Ollie's Bargain Outlet	—
136	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	100.0%	2,322	16.15	—	Burlington Stores, Five Below, HomeGoods, T.J.Maxx	Target
137	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Greenwood, IN	2022	579,129	89.9%	6,902	13.59	Kroger	Aaron's, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, pOpshelf, Ross Dress for Less, T.J.Maxx	—

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

138	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,536	11.63	Pay Less (Kroger)	—	—
139	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	87.3%	1,525	10.80	Hy-Vee	—	—
140	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	93.4%	2,024	16.84	Dillons (Kroger)	Good Deal Charlie's Furniture, Marshalls	—
141	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	98.3%	9,194	17.39	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Boot Barn, Burlington Stores, Chuck E. Cheese, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra Trading Post, Staples, T.J.Maxx, Ulta	—
142	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,388	85.1%	1,869	11.17	—	Ace Pickleball Club, CVS, Dollar Tree	—
143	London Marketplace	London	KY	Corbin, KY	1994	166,026	99.0%	1,639	9.97	Kroger	bealls, Kohl's, Marshalls, Planet Fitness	—
144	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	96.8%	2,140	12.64	Kroger	Petco	—
145	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,747	94.4%	1,888	13.36	Kroger	Anytime Fitness	—
146	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.4%	2,128	13.47	Kroger Marketplace	—	—
147	Acton Plaza	Acton	MA	Boston-Cambridge-Newton, MA-NH	1972	137,572	97.8%	2,726	20.26	Roche Bros	T.J.Maxx/HomeGoods	—
148	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	93.2%	1,190	9.09	America's Food Basket	Citi Trends, Crunch Fitness	—
149	Burlington Square I, II & III (3)	Burlington	MA	Boston-Cambridge-Newton, MA-NH	2025	79,430	91.4%	2,539	34.96	—	Golf Galaxy, Staples	Duluth Trading Co.
150	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	90.8%	1,763	14.79	Super Stop & Shop (Ahold Delhaize)	Ocean State Job Lot	—
151	WaterTower Plaza	Leominster	MA	Worcester, MA	2025	298,723	96.3%	4,242	15.16	TBA	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Petco, Staples, T.J.Maxx, The Paper Store	—
152	Lunenburg Crossing	Lunenburg	MA	Worcester, MA	1994	25,515	43.1%	179	16.27	Hannaford Bros.*	—	Walmart
153	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	80,625	100.0%	1,869	23.18	Stop And Compare	Crunch Fitness	—
154	Webster Square	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	96.6%	2,983	16.91	Star Market (Albertsons)	Marshalls/HomeGoods, Ocean State Job Lot	—
155	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,493	99.1%	3,161	16.93	Market 32 (Northeast Grocery)	Barnes & Noble, Burlington Stores, Michaels, Ulta	The Home Depot, Walmart
156	Westgate Plaza	Westfield	MA	Springfield, MA	1996	125,403	97.8%	1,726	17.28	ALDI	Ocean State Job Lot, PetSmart, T.J.Maxx	—
157	Perkins Farm Marketplace	Worcester	MA	Worcester, MA	1967	205,048	98.2%	2,570	20.42	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
158	South Plaza Shopping Center	California	MD	Lexington Park, MD	2005	92,335	100.0%	1,868	20.23	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
159	Fox Run	Prince Frederick	MD	Lexington Park, MD	2022	279,651	76.0%	3,617	17.28	Giant Food (Ahold Delhaize)	Planet Fitness, Ross Dress for Less, Ulta, Z&R Furniture	—
160	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,459	100.0%	2,344	19.69	ALDI	Crunch Fitness, Dollar Tree, Lowe's, O'Reilly Auto Parts	—
161	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	99.4%	7,836	19.81	Kroger	Boot Barn, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Ross Dress for Less, Skechers, Ulta	—
162	Huron Village	Ann Arbor	MI	Ann Arbor, MI	2003	118,482	97.2%	2,956	26.75	Whole Foods Market (Amazon)	Barnes & Noble, Walgreens	—
163	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	297,425	98.6%	5,308	18.09	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
164	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	92.8%	1,041	13.14	Busch’s Fresh Food Market	Ace Hardware	—
165	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	85,168	100.0%	1,056	12.40	—	Ollie's Bargain Outlet, True Value	—
166	Silver Pointe Shopping Center (2)	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,339	14.30	VG's Food (SpartanNash)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J.Maxx
167	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming-Kentwood, MI	1983	99,529	92.6%	868	9.42	D&W Fresh Market (SpartanNash)	—	—
168	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	100.0%	1,779	11.05	—	DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
169	Lakes Crossing	Muskegon	MI	Muskegon-Norton Shores, MI	2008	104,600	42.3%	775	17.50	—	Shoe Carnival, Ulta	—
170	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	308,078	95.4%	3,825	13.18	Sun Valley Supermarket	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Harbor Freight Tools, Octapharma, Ross Dress for less	—
171	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,768	97.2%	7,423	21.52	TBA	Barnes & Noble, DSW, Emagine Theatre, Harbor Freight Tools, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
172	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,781	100.0%	1,227	12.06	—	Citi Trends, Planet Fitness	Burlington Stores, Forman Mills

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

173	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,217	7.86	—	Dunham's Sports, Tractor Supply Co., Urban Air Adventure Park	—
174	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	160,192	84.3%	1,846	13.67	—	Crunch Fitness, Petco, Rally House, Ross Dress for Less	Burlington Stores, Target
175	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	1,191	10.00	Save-A-Lot (Rabban Brothers)	Dollar Tree, Planet Fitness, Urban Air Adventure Park	—
176	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	100.0%	2,730	21.97	SuperTarget*	Dollar Tree, O'Reilly Auto Parts, Walgreens	—
177	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,364	15.40	Cub Foods (United Natural Foods Inc.)	—	—
178	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	83.3%	2,236	14.66	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
179	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	98.6%	2,260	26.02	Cub Foods*	Ablelight Thrift, MGM Wine and Spirits	—
180	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	96.9%	2,770	13.38	Loma Bonita Market	Dollar Tree, Marshalls, Michaels, Walgreens	—
181	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	98.8%	1,181	20.71	ALDI, Cub Foods*	Dollar Tree	—
182	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	97.0%	2,051	17.81	Fresh Thyme Farmers Market (Meijer)	Dollar Tree, Marshalls	—
183	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,813	86.9%	2,786	14.92	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Burlington Stores, Citi Trends, Dollar Tree, Five Below, Planet Fitness, Ross Dress for Less	—
184	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,147	15.70	Festival Foods (Knowlan's Super Markets)	Dollar Tree	—
185	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	69.6%	1,369	14.82	ALDI	Chuck E. Cheese, Michaels, Petco	—
186	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	97.7%	1,555	9.85	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
187	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	96.6%	1,284	10.65	Price Chopper (Associated Wholesale)	—	—
188	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,706	16.34	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
189	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,424	95.4%	4,836	17.76	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
190	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	98.4%	2,580	10.87	Patel Brothers	Big Air Trampoline, Bob's Discount Furniture, Dollar Tree, Gabe's, The Home Depot, Tokyo Grill and Supreme Buffet, Value City Furniture	—
191	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,267	100.0%	2,992	16.24	LIDL	Boot Barn, Burlington Stores, Harbor Freight Tools, PetSmart	Target, The Home Depot
192	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	95.6%	4,449	15.04	Walmart Supercenter*	bealls, Best Buy, Boot Barn, Dollar Tree, Five Below, Michaels, pOpshelf, Ross Dress for Less	—
193	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	100.0%	6,507	15.98	—	Burlington Stores, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Ross Dress for Less, Shoe Carnival, Total Wine & More, Ulta, Wayfair Outlet	Target
194	University Commons	Greenville	NC	Greenville, NC	1996	233,153	100.0%	3,725	15.98	Harris Teeter (Kroger)	Barnes & Noble, Five Below, HomeGoods, Petco, Shoe Carnival, T.J.Maxx	—
195	North Ridge Shopping Center	Raleigh	NC	Raleigh-Cary, NC	1980	171,372	99.2%	3,272	19.25	Harris Teeter (Kroger)	Ace Hardware, O2 Fitness	—
196	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.1%	4,379	12.78	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
197	New Centre Market	Wilmington	NC	Wilmington, NC	1998	144,614	100.0%	2,330	16.65	—	Burlington Stores, Dollar Tree, PetSmart, Shoe Carnival, Sportsman's Warehouse	—
198	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	4,178	17.75	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J.Maxx	—
199	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	74.0%	2,808	14.47	Compare Foods	ArchWell Health, Citi Trends, Office Depot, O'Reilly Auto Parts	—
200	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	83.8%	929	15.34	CHEF'STORE (US Foods)	Boot Barn	—
201	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,076	98.8%	2,335	24.20	—	Boston Interiors, Planet Fitness	—
202	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,542	79.1%	3,037	20.90	Market Basket (DeMoulas Supermarkets)	Boot Barn, Burlington Stores, Five Below, Marshalls	—
203	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,788	23.16	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
204	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	89,634	49.8%	425	9.52	—	Tractor Supply Co.	—

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

205	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	94.6%	1,571	10.95	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
206	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ	2023	246,254	100.0%	2,904	11.79	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
207	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,206	100.0%	5,300	25.74	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
208	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
209	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,464	100.0%	3,582	15.66	LIDL	Esporta Fitness, Five Below, Pep Boys, Ross Dress for Less, Ulta	—
210	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	100.0%	2,247	14.98	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—
211	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ	2002	127,230	100.0%	2,041	16.04	Gourmet Glatt	—	—
212	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	96.2%	7,846	24.14	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J.Maxx	—
213	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ	2024	201,568	58.7%	3,209	27.11	Trader Joe's	Petco, Retro Fitness	—
214	Springfield Place	Morris	NJ	New York-Newark-Jersey City, NY-NJ	1965	4,000	100.0%	267	66.75	ShopRite*	—	—
215	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	100.0%	1,574	32.34	ShopRite	—	—
216	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ	2022	254,548	93.3%	4,854	20.43	Bhavani Food Market, TBA	Dollar Tree, Marshalls, Pep Boys, Petco, Ross Dress for Less, Texas Roadhouse	—
217	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ	1994	159,561	62.8%	1,239	12.36	—	—	—
218	Rio Grande Plaza	Rio Grande	NJ	Atlantic City-Hammonton, NJ	1997	136,351	100.0%	1,904	13.96	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
219	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,183	97.3%	3,599	20.64	ShopRite (Village Supermarket)	Staples	—
220	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ	2006	87,760	100.0%	1,719	19.59	Uncle Giuseppe's*	Crunch Fitness, Dollar Tree	—
221	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	99.2%	3,961	18.46	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta	—
222	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ	1993	89,834	100.0%	3,182	35.42	ALDI	T.J.Maxx	—
223	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1998	84,316	92.0%	1,895	25.04	Amazon Fresh, BJ's Wholesale Club*	Five Below	Kohl's, Walmart
224	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1991	77,458	36.1%	1,261	45.06	Stop & Shop*	—	Walgreens
225	West Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1965	42,594	98.9%	1,268	30.10	Wild by Nature Market (King Kullen)	—	—
226	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ	2022	217,893	100.0%	4,485	20.58	—	Burlington Stores, Crazy Hot Deals, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
227	Dalewood I, II & III Shopping Center (3)	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ	2025	196,831	99.3%	8,818	46.05	H-Mart, Sprouts Farmers Market	Barnes & Noble, Best Buy, Boot Barn, GEN Korean BBQ House, T.J.Maxx, Ulta	—
228	Unity Plaza	Hopewell Junction	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	2005	67,462	100.0%	1,435	21.27	Acme (Albertsons)	—	—
229	Cayuga Shopping Center	Ithaca	NY	Ithaca, NY	1969	204,405	69.1%	1,828	12.93	ALDI	Planet Fitness, Ross Dress for Less, True Value, VA Community Based Outpatient	—
230	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ	1985	72,208	100.0%	1,792	24.82	Key Food Marketplace	T.J.Maxx	—
231	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ	1981	17,000	100.0%	683	40.18	Trader Joe's	—	—
232	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ	1972	61,904	95.6%	1,552	26.23	KolSave Market*	Dollar Tree, Planet Fitness	—
233	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ	2020	36,470	100.0%	1,541	42.25	North Shore Farms	CVS	—
234	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ	2007	222,775	93.5%	3,543	17.77	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	—
235	Wallkill Plaza	Middletown	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1986	211,736	98.9%	2,264	12.44	—	Citi Trends, David's Bridal, Hobby Lobby	—
236	Monroe Plaza	Monroe	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1985	122,007	90.7%	2,015	18.20	ShopRite (Wakefern)	Crazy Hot Deals, U.S. Post Office	—
237	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ	2006	252,870	90.5%	6,381	30.20	A Matter of Health	Barnes & Noble, Burlington Stores, Decor Home Furniture, Jembro, Ulta	—
238	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ	1971	39,743	95.0%	1,533	40.59	—	—	—
239	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ	1961	129,996	89.9%	3,411	29.19	—	Dollar Tree, HomeGoods	—
240	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2002	99,131	93.6%	2,264	24.39	Fine Fare	Boot Barn, CVS, Ross Dress for Less	—

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

241	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2018	120,088	100.0%	3,181	26.49	Costco*	HomeSense, Marshalls/HomeGoods, PetSmart, Ulta	—
242	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ	1975	44,131	85.0%	1,195	31.84	—	HomeGoods	—
243	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ	2025	188,602	98.9%	4,506	26.43	ShopRite (Wakefern)	Burlington Stores, Five Below, Wren Kitchens	—
244	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	99.5%	2,205	13.78	—	Dollar Tree, Staples	—
245	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,123	100.0%	2,574	12.43	—	Bob's Discount Furniture, Boot Barn, Kohl's, PetSmart, Ross Dress for Less	—
246	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,712	18.54	—	HomeGoods, Michaels, Old Navy	—
247	Town Square (2)	Vestal	NY	Binghamton, NY	1991	290,535	97.3%	5,309	19.12	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DSW, Shoe Carnival, T.J.Maxx, Ulta	—
248	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ	1977	88,501	97.9%	3,090	35.67	H-Mart	—	—
249	Brunswick Town Center	Brunswick	OH	Cleveland, OH	2004	151,048	99.2%	2,640	18.23	Giant Eagle	—	The Home Depot
250	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	98.8%	2,964	19.56	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
251	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	167,328	98.8%	1,665	10.16	Kroger	Pet Supplies Plus, Salvation Army	—
252	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	24,230	100.0%	984	40.61	Fresh Thyme Farmers Market (Meijer)*	—	HomeGoods, Painted Tree Marketplace, T.J.Maxx
253	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	242,735	95.3%	5,072	22.77	—	Dollar Tree, Michaels, Old Navy, PetSmart, Ross Dress For Less, T.J.Maxx, Ulta	Target
254	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,437	40.89	Kroger	—	—
255	Crown Point	Columbus	OH	Columbus, OH	1980	145,280	97.4%	1,601	11.34	Kroger	Dollar Tree, Planet Fitness	—
256	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,720	91.8%	1,513	13.41	Kroger	—	—
257	South Towne Centre	Dayton	OH	Dayton-Kettering-Beavercreek, OH	1972	333,998	70.5%	3,427	15.03	Health Foods Unlimited	Burlington Stores, PetSmart, Value City Furniture	—
258	Southland Shopping Center	Middleburg Heights	OH	Cleveland, OH	1951	421,977	81.2%	5,019	14.65	Giant Eagle, Marc's, BJ's Wholesale Club*	Crunch Fitness, Dollar Tree, Five Below, Marshalls, OfficeMax, Petco	—
259	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland, OH	2002	70,003	100.0%	1,236	17.66	—	Ollie's Bargain Outlet, Sears Outlet	—
260	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	100.0%	2,658	29.26	Kroger	Advance Auto Parts, Rainbow Shops	—
261	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	298,765	90.4%	2,098	13.03	Kroger	Crunch Fitness, Dollar General, Fun City Us, Harbor Freight Tools	—
262	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.7%	2,970	21.42	Giant Food (Ahold Delhaize)	CVS	—
263	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	9,894	100.0%	391	39.52	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
264	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	100.0%	4,686	15.02	Giant Food (Ahold Delhaize)	Citi Trends, Decor Home Furniture, Marshalls/HomeGoods, PetSmart, Powerhouse Gym, Savers, Staples	—
265	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	266,953	98.4%	3,194	12.47	—	Ollie's Bargain Outlet, Planet Fitness	—
266	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	97.8%	2,902	21.32	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
267	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	93.3%	2,153	23.43	Kimberton Whole Foods	Planet Fitness	—
268	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	227,216	94.6%	5,121	23.83	Weis Markets	Planet Fitness, REI, Wren Kitchens	—
269	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	97.8%	2,180	29.19	Giant Food (Ahold Delhaize)	—	—
270	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	95.3%	540	12.57	Hung Vuong Food Market*	—	—
271	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	311,991	96.0%	3,777	20.31	—	Barnes & Noble, Burlington Stores, Dollar Tree, Gabe's, PetSmart, Sierra Trading Post, T.J.Maxx, The Home Depot	—
272	Barn Plaza (3)	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2025	239,833	86.6%	5,052	24.33	Whole Foods Market (Amazon)	Barnes & Noble, Kohl's	—
273	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	94.3%	1,513	21.33	—	Ross Dress for Less	—
274	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	100.0%	1,169	21.35	Weis Markets*	DaVita Dialysis	—

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

275	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	226,829	100.0%	8,784	40.19	McCaffrey's	Ulta	—
276	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	3,163	29.74	—	Target	—
277	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	596,021	96.4%	10,916	42.18	Sprouts Farmers Market	JD Sports, LA Fitness, Macy's, Oak Street Health, Ross Dress for Less	—
278	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	97.8%	1,625	9.41	Redner's Warehouse Market	Decor Home Furniture, Ross Dress for Less	—
279	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	100.0%	1,880	12.16	ALDI	Dollar Tree, Five Below, Planet Fitness	—
280	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	508	12.18	Fresh Grocer*	—	—
281	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	95.2%	3,849	18.58	ShopRite (Wakefern)	Famous Footwear, Harbor Freight Tools, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
282	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	309,908	98.9%	3,844	12.78	Redner's Warehouse Market	Dollar Tree, Gabe's, PetSmart, Pickleball Kingdom, Ross Dress for Less, Staples	—
283	Wilkes-Barre Township Marketplace	Wilkes-Barre Township	PA	Scranton--Wilkes-Barre, PA	2004	306,440	94.8%	2,541	42.62	Walmart Supercenter	Chuck E. Cheese, Cracker Barrel, Pet Supplies Plus	—
284	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Port Royal, SC	2006	166,639	98.3%	3,083	18.83	Kroger	—	—
285	Milestone Plaza	Greenville	SC	Greenville-Anderson-Greer, SC	1995	89,721	98.5%	1,731	20.79	Lowes Foods (Alex Lee)	—	—
286	Circle Center (3)	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	2025	68,444	96.8%	1,376	20.76	Publix	—	—
287	The Fresh Market Shoppes	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	1983	86,398	98.1%	1,651	19.47	The Fresh Market	—	—
288	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	174,094	100.0%	1,976	11.50	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Harbor Freight Tools	—
289	Pawleys Island Plaza	Pawleys Island	SC	Murrells Inlet, SC	2015	120,453	97.7%	1,835	15.60	Publix	Petco, T.J.Maxx, Ulta	—
290	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Greer, SC	2003	131,002	100.0%	2,738	20.90	—	Petco, Ross Dress for Less, T.J.Maxx	Target
291	Hillcrest Market Place (3)	Spartanburg	SC	Spartanburg, SC	2025	376,624	95.4%	5,339	15.21	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
292	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,571	100.0%	4,153	15.83	ALDI	At Home, HomeGoods	—
293	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	304,784	96.4%	4,457	15.18	—	Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
294	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,455	12.19	Sprouts Farmers Market	Painted Tree Marketplace, Urban Air Adventure Park	—
295	The Market at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	95.3%	9,943	16.94	—	Academy Sports + Outdoors, Best Buy, Burlington Stores, Cavender's Boot City, Citi Trends, Crazy Hot Deals, Dave & Busters, David's Bridal, Dollar Tree, DSW, Good Deal Charlie's Furniture, Michaels, Office Depot, Old Navy, Painted Tree Marketplace, PetSmart, T.J.Maxx	—
296	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	90.0%	1,489	14.50	Kroger	—	—
297	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,089	13.18	Kroger	—	Walgreens
298	Parmer Crossing	Austin	TX	Austin-Round Rock-San Marcos, TX	1989	170,605	89.5%	2,009	13.16	Desi Brothers	Crazy Hot Deals, Dollar Tree, Harbor Freight Tools, Planet Fitness	—
299	Baytown Shopping Center	Baytown	TX	Houston-Pasadena-The Woodlands, TX	1987	95,941	97.0%	1,703	18.30	—	Goodwill, Sky Zone	—
300	El Camino	Bellaire	TX	Houston-Pasadena-The Woodlands, TX	2008	71,651	83.2%	686	11.50	El Ahorro Supermarket	Dollar Tree	—
301	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	97.5%	3,631	21.40	—	Dollar Tree, HomeGoods, Spec's Liquors	Kohl's
302	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	97.7%	1,508	30.23	Kroger	CVS	—
303	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	95.3%	1,421	17.62	—	Crunch Fitness, Five Below	—
304	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	97.4%	2,609	28.09	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
305	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	1,408	21.25	—	EōS Fitness	—
306	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	96.7%	1,161	17.41	—	Wellmed Medical	—
307	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	485	10.66	—	Authentic Warehouse	—
308	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,347	14.35	El Rio Grande Latin Market	Family Dollar	—
309	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2025	574,498	93.5%	8,576	20.67	El Rancho (Heritage Grocers), Kroger	Burlington Stores, Citi Trends, Dollar Tree, Five Below, Foot Locker, Kids Empire, LA Fitness, Ross Dress for Less, Target	—

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

310	Parktown	Deer Park	TX	Houston-Pasadena-The Woodlands, TX	1999	118,221	98.0%	1,252	10.81	Food Town	bealls, Walgreens	—
311	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	99.9%	2,937	17.23	Tom Thumb (Albertsons)	Dollar Tree, EōS Fitness, Goody Goody Wine & Spirits	—
312	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,526	100.0%	4,657	23.58	Tom Thumb (Albertsons)	DSW, Ulta	—
313	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	792,351	94.3%	18,587	24.89	SuperTarget*	Best Buy, Boot Barn, Cloudbound, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, PetSmart, pOpshelf, Ross Dress for Less, Sky Zone, Staples, T.J.Maxx, Ulta	—
314	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,696	19.06	Truong Nguyen Market	—	—
315	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	100.0%	1,353	13.62	—	Painted Tree Marketplace, Planet Fitness	—
316	Bay Forest	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	76,092	100.0%	858	11.28	Kroger	—	—
317	Beltway South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	114,099	91.5%	1,008	36.79	Kroger	—	—
318	Braes Heights	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	92,703	99.4%	3,145	34.12	—	CVS, My Salon Suites	—
319	Braesgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1997	91,982	100.0%	791	8.60	Food Town	—	—
320	Broadway	Houston	TX	Houston-Pasadena-The Woodlands, TX	2006	74,988	100.0%	1,049	14.54	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
321	Clear Lake Camino South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1964	105,501	69.0%	1,127	16.94	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—
322	Hearthstone Corners	Houston	TX	Houston-Pasadena-The Woodlands, TX	2019	208,147	97.2%	3,082	15.23	El Rancho (Heritage Grocers)	Amped Fitness, Sky Zone, XL Parts	—
323	Jester Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	62,731	99.0%	1,530	24.63	—	24 Hour Fitness	—
324	Jones Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	2025	111,206	88.5%	1,195	12.14	La Michoacana Supermarket	Aaron's, Fitness Connection	—
325	Jones Square	Houston	TX	Houston-Pasadena-The Woodlands, TX	1999	169,786	100.0%	2,098	12.36	—	Hobby Lobby, King Dollar, Octapharma, Walgreens	—
326	Maplewood	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	99,177	85.1%	1,086	12.87	—	bealls, Kids Empire, Planet Fitness	—
327	Merchants Park	Houston	TX	Houston-Pasadena-The Woodlands, TX	2009	246,656	85.0%	3,815	18.20	Kroger	JD Sports, Petco, Planet Fitness, Ross Dress for Less	—
328	Northshore (2)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	231,640	76.7%	3,199	18.36	El Rancho (Heritage Grocers)	Dollar Tree, Melrose Fashions, Nova Healthcare, Planet Fitness	—
329	Northtown Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	1960	184,940	98.5%	2,712	15.21	El Rancho (Heritage Grocers)	Crazy Boss Big Discount Store, dd's Discounts (Ross), Dollar Tree	—
330	Orange Grove	Houston	TX	Houston-Pasadena-The Woodlands, TX	2005	184,664	99.1%	2,438	13.89	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
331	Royal Oaks Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	146,279	100.0%	3,826	26.16	H-E-B	—	—
332	Tanglewilde Center	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	82,623	83.4%	1,174	17.04	ALDI	Dollar Tree, WeGotSoccer	—
333	West U Marketplace	Houston	TX	Houston-Pasadena-The Woodlands, TX	2000	60,136	100.0%	1,673	27.82	Whole Foods Market (Amazon)	—	—
334	Westheimer Commons	Houston	TX	Houston-Pasadena-The Woodlands, TX	1984	245,714	96.5%	2,868	12.10	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Retro Fitness, Sanitas Medical Center, Walgreens	—
335	LaCenterra at Cinco Ranch	Katy	TX	Houston-Pasadena-The Woodlands, TX	2006	409,264	93.7%	12,481	32.91	Trader Joe's	Alamo Drafthouse Cinema, Brown & Gay Engineers, Inc., Nike, Peloton Computer Enterprises, Regus	—
336	Crossroads Centre - Pasadena	Pasadena	TX	Houston-Pasadena-The Woodlands, TX	1997	146,567	96.1%	2,246	17.01	Kroger	LA Fitness	—
337	Spencer Square	Pasadena	TX	Houston-Pasadena-The Woodlands, TX	1998	181,888	95.1%	2,119	12.25	Kroger	bealls, Octapharma, Petco, Retro Fitness	—
338	Pearland Plaza	Pearland	TX	Houston-Pasadena-The Woodlands, TX	1995	156,491	97.2%	1,550	10.19	Kroger	Goodwill, Harbor Freight Tools, Walgreens	—
339	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	152,500	93.9%	2,997	21.76	Central Market (H-E-B)	—	—
340	Preston Park Village (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2025	256,407	88.5%	6,825	30.07	—	Gap Factory Store, HomeGoods, Petco, Slick City	—
341	Keegan's Meadow	Stafford	TX	Houston-Pasadena-The Woodlands, TX	1999	125,100	90.8%	1,624	14.76	El Rancho	Retro Fitness	—
342	Lake Pointe Village	Sugar Land	TX	Houston-Pasadena-The Woodlands, TX	2010	162,263	94.7%	4,815	31.33	Whole Foods Market (Amazon)	—	—
343	Texas City Bay	Texas City	TX	Houston-Pasadena-The Woodlands, TX	2005	224,884	94.2%	2,574	12.34	Kroger	Burlington Stores, Five Below, Harbor Freight Tools, Planet Fitness	—
344	Windvale Center	The Woodlands	TX	Houston-Pasadena-The Woodlands, TX	2002	100,688	84.7%	1,857	21.78	—	Tesla	—
345	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,907	81.0%	1,067	9.91	—	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
346	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	152,279	99.3%	3,161	20.91	—	Gold's Gym, Hobby Lobby	Kohl's

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 45

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

347	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	144,942	100.0%	1,396	16.22	Kroger	Hamrick's	—
348	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	100.0%	1,591	9.57	—	Dollar Tree, Kohl's, PetSmart	—
349	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Chesapeake-Norfolk, VA-NC	2010	150,014	99.8%	3,143	21.21	Trader Joe's	Good Deal Charlie's Furniture, Five Below, PetSmart, Ulta	—
350	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	93.5%	2,088	10.00	Market 32 (Northeast Grocery)	Planet Fitness, T.J.Maxx, Walmart	—
351	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,392	91.3%	3,625	18.17	Sendik's Food Market	Marshalls, Sierra Trading Post, The Tile Shop	—
352	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	98.6%	1,059	10.93	Pick 'n Save (Kroger)	—	—
353	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	204,074	93.5%	1,687	8.86	—	Hobby Lobby, Kohl's	Five Below, HomeGoods, Sierra Trading Post
354	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	884	11.73	—	Best Buy, Sportsman's Warehouse	—

	TOTAL PORTFOLIO					63,368,510	94.1%	$1,034,848	$18.48

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Major Tenants exclude tenants that have ceased to operate prior to their lease expiration date.

Supplemental Disclosure - Three Months Ended September 30, 2025	Page 46